[REGISTERED LOGO]
 B  A  R  O  N
 F  U  N  D  S

BARON FUNDS



1 BARON ASSET FUND

PERFORMANCE.......................  5
PORTFOLIO STRUCTURE...............  6
RECENT PORTFOLIO
ADDITIONS.........................  6
RECENT DEVELOPMENTS...............  7

2 BARON GROWTH FUND

PERFORMANCE....................... 10
PORTFOLIO STRUCTURE............... 10
PORTFOLIO HOLDINGS................ 11

3 BARON SMALL
  CAP FUND

PERFORMANCE....................... 15
PORTFOLIO COMPOSITION............. 15
NEW IDEA.......................... 16
CONCLUSION........................ 17

4 BARON iOPPORTUNITY
  FUND

PERFORMANCE....................... 19
HOLDINGS UPDATE................... 19
CONCLUSION........................ 24



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com
-------------------------------------------------------------------------------
                                                This Quarterly Report contains
                                                    information for four funds


SEMI-ANNUAL REPORT                                              MARCH 31, 2002

DEAR BARON FUNDS
SHAREHOLDER:

WALL STREET RESEARCH LOSES CREDIBILITY...CURRENT "CONFIDENCE CRISIS" CREATES INVESTMENT OPPORTUNITY...

You've got to have a different point of view than most to be a successful investor. You've got to want to buy when most others want to sell and sell when most others want to buy. That's how you really make a lot of money. Being opportunistic. Not, by "following the herd." Otherwise, you'll rarely have an opportunity to buy or sell at attractive prices...and earn excess returns. By definition, if you followed Wall Street analysts' recommendations, which we think are often based on short term company earnings results or "follow-on" investment banking coverage, you'd be doing exactly the opposite, buying at the same time most others want to buy and selling when most others want to sell.

The criticisms by regulators that you read about daily targeting the credibility of Wall Street research recommendations, coupled with recent high profile bankruptcies and accounting scandals, and, terrorism, too, has created an investor "confidence crisis." And, we think...investment opportunity. We have often written critically about brokerage research over the years as "arriving at the same conclusions at the same time based on the same information" and as "too conflicted to be helpful." Institutional investors, if not all individual investors, have long recognized Wall Street's shortcomings regarding stock recommendations. This, although brokerage analysts can and do play a very important role gathering industry data and outlining business plans that can help you begin to understand and value a business and its prospects. And, Wall Street's industry contacts and introductions to executives are most helpful and allow investors to shortcut hours and hours of due diligence.

The widespread media coverage, even the popular press now writes and talks about Arthur Andersen, Enron, Worldcom, tech, telecom, brokerage research, accounting issues at large firms, etc., and the war on terror, have created an environment when

[PHOTO]
Ron Baron, Chairman

stock prices are not likely to be expensive. And, that, we believe, is the opportunity. Although many publicly held businesses' revenues are beginning to grow again, we think their profits increases will likely be larger than most analysts and investors anticipate since businesses' operating costs have been so greatly pared. This at a time their share prices have changed little for three years and, in many instances, do not reflect their near term favorable business prospects. In other words, this should be a great environment for stock pickers, which should be great for us.

ENTREPRENEURS. WE JUST LOVE 'EM TO DEATH.

"THE Bronx," David Pottruck, Charles Schwab's President and co-CEO, told me a few months ago, "is a very special

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BARON FUNDS
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place.  They don't call  Manhattan  THE Manhattan or Paris THE Paris or Brooklyn
THE Brooklyn. Only a very few places deserve the prefix THE. THE Alps. THE Riviera. THE Rockies. THE Bronx," said the Bronx native proudly trying to convince me of what I missed not growing up in his neighborhood. Although THE Bronx was also the home of the young Ralph Lauren, many of my friends and my wife, he couldn't persuade me that stickball in THE Bronx was better than listening to Bruce at THE Stone Pony in Asbury Park at THE Jersey Shore where I grew up. But, I do think David's growing up in the crucible of THE Bronx as an individual who was not exactly affluent may be one of the reasons this tough executive is so driven and relentless ...and empathetic. And spends so much of his time traveling, which to those of you who also do it, realize how hard it is.

Sol Kerzner, Sun International's chairman, built a huge resort business, Sun City, in South Africa before selling it for hundreds of millions of dollars and emigrating. At age 66, already one of the world's wealthiest and most successful businessmen, he's trying to do it again. For extended periods, he virtually lives on his plane traveling from London to Dubai to Paradise Island in THE Bahamas to Connecticut to China to the Indian Ocean and back to London. Whew! It wears me out just hearing about these trips. And, his attention to detail and creativity, just like Steve Wynn's, is legendary. This spring, before the Mohegan Sun in Connecticut opened its expansion, Sol took me with him for a day trip to walk the floor of the under-construction property. Sol thought, and didn't exactly keep his opinions to himself, that the casino's lighting wasn't exactly right; the waterfall was too loud; the finial on ceiling light fixtures wasn't the right shape; a stone wall wasn't interesting and had to be changed; and... well, you get the idea.

"No wonder you're ahead of me," I told Steve Wynn on his 60th birthday earlier this spring. "You had an 18 month head start," I noted since I was still several months shy of my 59th birthday. Steve had just competed against more than 15 casino developers including all the largest, publicly owned gaming companies. And, had just won the competition for one of three new licenses to be granted to operate casinos in Macau, China. This should prove to be very profitable for his privately held casino company. We expect an IPO of this company later this summer or early in the fall. Baron Funds is currently one of the three book value owners of Steve's company, Valvino Lamore, about to be renamed Wynn Resorts, that includes Steve, a very successful Asian entrepreneur and us. We're the smallest shareholder withless than 1% of our assets and about 5% of that company. We were asked to invest by Steve to bring him luck. To obtain this deal, Steve had to fly regularly to China. Spending the time to do so was not an easy task for the highly motivated, talented, workaholic executive. Steve was, at the same time, designing and arranging financing for his company's new $2.2 billion Las Vegas casino, La Rev. "Those guys may own the best casinos in Las Vegas...but, I built them," must have been a very persuasive argument to the Chinese authorities.

Polo's Ralph Lauren. Schwab's Chuck Schwab. DeVry's Ron Taylor. ChoicePoint's Derek Smith. OM Group's Jim Mooney. Saga's Ed Christian. Seacor's Chuck Fabricant. XTO Energy's Bob Simpson. Robert Half's Max Messmer. They are justa few of the entrepreneurs who operate businesses we own. What do they have in common? Empathy. Vision. Hard work. Ethical conduct. They're smart. They're individuals who engender loyalty from their fellow employees. They're teachers and communicators. And, they're concerned equally about their employees, customers, communities and shareholders...all important constituencies to growth companies.

Not only is it more interesting to bet on people, not just buildings...we think it is more profitable to invest in people, not just buildings. Which we do.

"...PEACE IN OUR TIME..."

That was the hope British Prime Minister Neville Chamberlain offered his nation in 1938 when he returned from meeting Adolph Hitler in Munich. Hitler had demanded Czechoslovakia be partitioned and a large portion of that country ceded to Germany. Hitler promised Germany would annex no further territory. Hitler's demands in 1938 of "land for peace" were accepted by world leaders anxious to avoid World War II. Prime Minister Chamberlain resigned in disgrace in 1940. His failure to appease Hitler two years earlier was the proximate cause.

The war today between Israel and the Palestinians demonstrates that "land for peace," appeasement, absent other undertakings, still does not work. Israel two years ago offered Palestinians a state comprising the West Bank and Gaza as well as sovereignty over a large part of East Jerusalem. Chairman Arafat rejected that offer and made no counterproposal. In 1948, shortly after Israel was granted independence, the

                                       2
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--------------------------------------------------------------------------------

head of the Arab League called for the "extermination of Israel." Armies from five neighboring Arab states then invaded Israel; the United Nations did nothing; but, despite overwhelming Arab numerical superiority, somehow Israeli forces defeated the invading armies.

Arafat, like the head of the Arab League in 1948, seems to want not just a Palestinian state, but also the elimination of Israel. Impoverished Arab families living in the West Bank and Gaza often have nine to ten children per family, Jews living in Israel two or three. There are now just 5 million Jews in Israel while nearly 4 million Palestinians reside in the West Bank and Gaza. Arafat's demand for the "right to return" to Israel for Palestinians, and their offspring, who left Israel in 1948 expecting that country to be destroyed, would quickly make Jews in Israel a small minority...and, doom that secular state's existence. Palestinian suicide bombers use sophisticated and costly weapons...bombs that explode with deadly nails treated with chemicals that make treatment of their civilian victims with antibiotics problematic. Palestinians justify this terror as "resistance," and there seems to be little doubt that without Arafat's support it would not continue.

The United Nations did not try to stop the homicide bombers who targeted primarily non-combatant Israeli women, teenagers and children. But, the world's reaction to Israel's efforts to destroy Palestinian terrorist infrastructure is, to me, even more surprising than the U.N.'s silence. In France, synagogues were burned and desecrated and Jews beaten. In Germany, the government two weeks ago warned Jews not to wear their religious hats in public places to help avoid acts of anti-Semitism. In Sweden, officials sought to strip Shimon Peres of his Nobel Peace Prize, while making no mention of Yassir Arafat's. The United Nations' Kofi Annan condemned Israel's efforts to destroy terrorist infrastructure. With just 14 million Jews in the entire world, there are 1.2 billion Moslems, it is sometimes hard not to think of another Holocaust.

INVESTMENT IMPLICATIONS ... INVESTOR SENTIMENT SUBDUED...GOOD OPPORTUNITY TO "BUY ON DIPS;" SMALLER AND MID-SIZED GROWTH BUSINESSES' REVENUES AND PROFITS GROWING AND CONTINUE TO OFFER BEST VALUES...

Although I believe in Batman's dictum that "...good, even though it's some-times sidetracked, always, repeat: ALWAYS, triumphs over evil," it's now often difficult for me to just read the daily newspapers or watch the evening news. Although I have always thought, as did John Lennon, that we should "give peace a chance," the Israeli-Palestinian conflict seems insoluble. The United States' war against terror is not going to end soon. Another terror incident in the United States remains a high risk. An attack on Iraq by United States forces seems to beonly a matter of time. Further, by one count, there are now 65 wars being waged, 60 of them due to religious fundamentalism.

It is hard to think that investors will be "irrationally exuberant" and any time soon again accord extraordinary valuations to businesses. Especially since world economies are being forced to fund munitions, weapons development and homeland security and use our most valuable asset, our children, to fight wars rather than grow our economies.

I founded Baron Capital in May 1982 to invest for our clients in what we believed were undervalued, fast growing, smaller and mid-sized businesses. We have performed well during the past twenty years since many of the businesses in which we have invested have grown dramatically and, their share prices have multiplied many times. This despite the fact that smaller growth companies, in general, had under performed larger companies from 1983 through 2000.

With more moderate investor expectations, we think well managed, unique, fast growing, profitable, smaller and mid-sized businesses will stand out. And, be accorded above normal valuations. Since smaller and mid-sized growth businesses appear to us most undervalued, we expect their shares to continue to out-perform shares of larger companies for quite a while...as they have during the past two years. Smaller growth businesses also have an advantage during these times of greater investor and regulator scrutiny. Their less complex balance sheets and income statements make them easier for investors and analysts to understand. These businesses remain our focus.

"ALTHOUGH I AM A REGISTERED DEMOCRAT, I HAVE VOTED FOR MANY REPUBLICAN CANDIDATES...(BUT) SINCE I VOTED FOR HUBERT HUMPHREY IN 1968, I HAVE NEVER VOTED FOR A REPUBLICAN PRESIDENTIAL CANDIDATE...I SUPPORT PRESIDENT BUSH...AND, CAN'T IMAGINE WHAT IT WOULD TAKE TO GET ME TO VOTE FOR ANYONE ELSE..."

That remark in our last shareholder letter seems to have struck a chord with many of our shareholders and has engendered a pretty strong response. Typical is this e-mail from a long time and loyal shareholder. "I am a long time investor

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BARON FUNDS
--------------------------------------------------------------------------------

in Baron Funds through Fidelity having been introduced to Ron through Barron's Roundtable. I have always felt good about this investment and enjoy reading the 'folksy' quarterly reports. However, I was stunned by the recent document which contains Ron's admission that he supported Humphrey, McGovern, Carter (twice), Mondale, Dukakis, Clinton (twice!) and Gore. What a string of losers! Better stick to investments Ron, and please don't reveal your politics to us shareholders. It makes us real nervous!"

MORE NEWS ABOUT OUR EFFORTS TO SERVE OUR SHAREHOLDERS THROUGH TECHNOLOGY.

....YOU CAN NOW INVEST THROUGH OUR WEB SITE, BARONFUNDS.COM

You can now invest directly in Baron Funds through our website, BaronFunds.com. We began this service in March 2002. You may now open a non-IRA, individual, joint, or custodial account online in any of our Funds with an initial purchase of up to $10,000. Subsequent purchase transactions may be for up to $250,000 for Baron Asset, Baron Growth and Baron Small Cap Funds online. The purchases for Baron iOpportunity Fund may be for up to $150,000 online. Although for security purposes redemptions cannot be processed via our website, shareholders have the option to redeem by telephone (maximums apply) or via mail.

During March, somehow 37 individuals found out about this. I didn't learn about it until May, and invested $118,000 with us during April. This does not include an effort by one  individual  who  attempted to invest $395 billion with us....a purchase request we referred to the appropriate authorities. While at first I was flattered that someone thought we wouldn't notice a $395 billion purchase, I reluctantly concluded that we must have been included in this group because of some alphabet algorithm. Oh, well....

....YOU CAN NOW RECEIVE OUR SHAREHOLDER LETTERS BY E-MAIL

Shareholders can now receive our shareholder quarterly letters electronically. To do so, please visit us at BaronFunds.com and register for e-mail delivery of our quarterly reports, annual prospectus and special announcements.

....YOU  CAN  NOW  REGISTER  ELECTRONICALLY  TO  ATTEND  THE  BARON  FUNDS  2002
INVESTMENT CONFERENCE ON OCTOBER 18TH IN NEW YORK CITY

The eleventh annual Baron Funds Investment Conference will be held in New York City on October 18, 2002. This year our firm celebrates its 20th anniversary and our oldest mutual fund, Baron Asset Fund, its 15th. For more information about this year's conference, or to register to attend, please visit us at BaronFunds.com. For those of you who may be computer challenged, you may also call us at 1-800-99-BARON. We're looking forward to seeing you this fall.

THANK YOU FOR INVESTING IN BARON FUNDS
--------------------------------------

We recognize that for most individuals, determining how to invest, even whether to invest, to pay for your children's education, to care for your parents or to save for your retirement is a very difficult decision. We're certain that, due to the extended 2000-2001 "bear market" in stocks, the United States' current capital goods-led recession and modest recovery to date, and very negative investment opinions of many highly respected financial analysts, this decision cannot be any easier.

We hope our quarterly shareholder letters, magazine and newspaper interviews and annual investment conferences have helped you think about issues that have made it easier to decide whether stocks, in general, are an attractive and appropriate investment for you. And, whether Baron Funds, in particular, remains an attractive investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron
Chairman and CEO
May 20, 2002





                                       4
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[REGISTERED LOGO]

1 BARON ASSET FUND

PERFORMANCE....................... 5
PORTFOLIO STRUCTURE............... 6
RECENT PORTFOLIO
ADDITIONS......................... 6
RECENT DEVELOPMENTS............... 7





767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com
-------------------------------------------------------------------------------

BARON ASSET FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2002


[PHOTO]
Ron Baron, Portfolio Manager

DEAR BARON ASSET FUND
SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Asset Fund performed well in the quarter ending March 31, 2002. The Fund gained 6.0% per share, versus 3.7%and 0.3% for the small-to-mid cap Russell 2500 index and the large cap S&P 500 index respectively. Smaller companies continued to outperform larger companies as they have for the last two years.

Baron Asset Fund significantly outperformed its small and mid cap growth peers. According to Morningstar the average small cap growth mutual fund lost 1.4% and the average mid cap growth mutual fund lost 2.4% in the March quarter. So far, in 2002, growth stocks in the aggregate continue to suffer from the severe technology recession of recent years while value stocks are doing better seemingly anticipating a recovery in the economy. Baron Asset Fund, will continue to try and combine the best of both worlds; investing in growth companies, companies which we believe can experience significant growth in revenues and profits in the years ahead, while purchasing these companies at what we believe are reasonable prices. Our process is best described as a value orientation towards growth. We seek to buy growth businesses while executing value oriented purchase and sell disciplines.

This investment approach has yielded satisfactory results since the Fund's inception in June 1987. In the fifteen-year period since the Fund's inception through March 31, 2002, Baron Asset Fund has outperformed the Russell 2500 index by 275 basis points per year and beaten the larger cap S&P 500 index by 216 basis points per year. After underperforming the market during the go-go Internet and technology years of 1999 and 2000, Baron Asset Fund is once again outperforming. In the year ending March 31, 2002, the Fund gained 14.2% while the S&P 500 was unchanged and according to Morningstar the average mid cap growth fund lost 1.8%. The current environment, like the environment of the mid 1990s, we believe is best characterized as a stock picker's market. We believe that as the economy recovers, many businesses will do well and have the potential to at least double in size over the next four years. It's our goal through intensive independent research to identify these companies, and patiently wait for opportunities to purchase them at attractive prices. We believe this is an attractive environment for stock pickers, our kind of market.

In the quarter ended March 31, Baron Asset Fund's performance was driven by strong performance of its investments in Business Services and Education, which continue to experience rapid growth in their core businesses as well as our investments in Recreation and Resorts, which as we anticipated and discussed in our last quarterly report, have experienced strong recoveries from their Post September 11th, temporary business slowdowns. In Business Services, ChoicePoint has been the largest contributor, while in Education, Apollo and Education Management significantly contributed to the Fund's performance. In Recreation, the Fund's performance was led by Vail Resorts and Sun International. Other companies

BARON ASSET FUND
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that favorably  contributed to the Fund's strong first quarter  performance were
Polo Ralph Lauren, Saga Communications, Libbey and OM Group. On the negative side, Charles Schwab and Sotheby's continued to adversely impact the Fund's performance. We think these two investments will soon again contribute favorably to the Fund's results.

Portfolio Structure
-------------------

Table I
Portfolio Metrics
----------------------------------------
Est. P/E Ratio Forward             25.5X
Est. 5 Year EPS Growth               26%
Median Market Cap           $2.1 billion
Equity Securities                     41
----------------------------------------




Table II
Industry Breakdown
-------------------------------------------
Business Services                     16.0%
Education                             13.4%
Retail Stores and Restaurants         12.9%
Consumer Services                     10.4%
Recreation and Resorts                 9.1%
Financial                              7.9%
Media and Entertainment                5.8%
Chemical                               5.4%
Hotels and Lodging                     5.0%
Other                                 13.5%
-------------------------------------------


RECENT PORTFOLIO ADDITIONS
--------------------------------------------------------------------------------

ENERGY. I have always found energy businesses to be among the most complex to understand and analyze. So difficult, in fact, that I have often given individuals interviewing with us for an analyst position the task of trying to decipher the financial statements of one of these businesses. The domestic gas investment idea, on the other hand, is relatively easy to grasp. U.S. gas reserves are becoming more difficult to find; demand is increasing; and reserves are becoming more valuable. Ten years ago, if the U.S. stopped drilling for new production, our country's gas reserves would have fallen 10% in a year. If we stopped drilling for new production today, U.S. gas reserves would fall 20% in a year. XTO Energy's business strategy is well defined. It attempts to acquire at attractive prices long lived gas reserves that have been underexploited...and to then increase the reserves on those properties through aggressive and low risk workovers, development drilling and improved operations. XTO acquired its principal properties from major oil companies. It purchased most of these properties for 7-10 times existing cash flows and in a short period has been able to increase the yield on its investment to 25-30% per year. XTO, on average, has increased the reserves on acquired properties 83%! This means that $1 capital investment has yielded a present discounted value of $2.90! "Why do large oil companies keep selling you their properties?" I recently asked Bob Simpson, the company's Chairman and CEO. "It's becausethe projects are too small for them to care about and the big oil overhead burden attributed to these projects is too large for them to be profitable. They need "elephant" properties, not the smaller ones that are interesting to us," he explained. XTO has a further advantage when it purchases these properties. It often owns and has drilled on nearby properties and so often is more knowledgeable about property fundamentals than the owners, even though the owners are often huge, well-run, very profitable oil and gas businesses. XTO's most recent acquisition, in fact, looks "pound for pound" to be its best ever. Anyway, XTO's debt per mcfe, the reserve unit,

--------------------------------------------------------------------------------
[GRAPHS]

-----------------------------------------------------------------------------------------
PERFORMANCE FOR THE QUARTER    PERFORMANCE FOR THE ONE YEAR    CULMULATIVE PERFORMANCE
ENDED MARCH 31, 2002           ENDED MARCH 31, 2002            SINCE INCEPTION
                                                               JUNE 12, 1987 THROUGH
                                                               MARCH 31, 2002

BARON ASSET FUND       6.0%    BARON ASSET FUND       14.2%    BARON ASSET FUND    631.2%
S&P 500*               0.3%    S&P 500*                0.2%    S&P 500*            451.4%
RUSSELL 2000*          4.0%    RUSSELL 2000*          14.0%    RUSSELL 2000*       294.6%
RUSSELL 2500*          3.7%    RUSSELL 2500*          15.0%    RUSSELL 2500*       409.8%

--------------------------------------------------------------------------------
*S&P and Russell are with dividends. The S&P 500, Russell 200 and Russell 2500 are unmanaged indexes. The S&P measures the performance of the stock market in general; the Russell 2000 and Russell 2500 of small and mid-sized companies.

BARON ASSET FUND
--------------------------------------------------------------------------------

has fallen about 15% in the last nine years to $.32. At the same time mcfe per share has increased more than sixfold to 25, at about the same rate as its share price appreciation over the same time period. The company's overall production per day has increased more than 9 times during the period. XTO now accounts for about 1% of annual U.S. gas production, a dramatic increase over the past nine years. XTO Energy's current nearly 3 tcfe reserves could increase at least 50% with more aggressive exploitation and no further acquisitions. By the end of 2002, with no further deals, we think XTO's business value could be at least 50% above its current share price, with no end to appreciation in sight. Which, if you knew Bob Simpson and his team, I don't think you would find too hard to believe.

TRIGON HEALTHCARE. Healthcare is one of the most highly regulated industries in the United States. To be in full compliance...always...with complex and constantly changing regulations, healthcare providers must bear significant expense. Accordingly, healthcare insurance has become a business requiring great scale to allow necessary capital investment in operations. As a result, there has been and continues to be consolidation among healthcare insurers. Sixteen years ago there were 100 Blue Cross Blue Shield regional insurance providers. There are now perhaps 45-46. Sixteen years ago there were 13 national health insurance carriers. There are now three, Cigna, Aetna and United.

Trigon Healthcare is the Blue Cross Blue Shield insurance provider covering all of Virginia except the small region north of Route 123 near Washington, D.C. Trigon is the number one healthcare provider in that state with about 35% market share that is increasing about 2% per year. Trigon offers its insureds the best network of doctors and facilities in the state. Its costs to provide that service are significantly lower, at least 5-10% less, than any other provider, giving it an important competitive advantage in obtaining new business. Its objective with its doctor network is to be the easiest insurer with which to do business. It pays its claims to docs promptly, generally in 4-6 days. It is able to do so since more than 63% of those claims are now submitted electronically, more than 3 times as many as just five years ago. Trigon has been fanatic about providing its docs with information to let them practice better, e.g., information about practice patterns and presciption meds. Of course, having the largest patient population and an increasing share of its states' citizens as subscribers, Trigon often represents 30-40% of individual doc's revenues. As a result, Trigon's share of a doc's practice has been increasing. So, good prices, low costs and the best access to providers. Clearly a winning combination. Which, of course, is probably the reason Trigon has been able to retain a remarkable 95-96% of its group business each year when compared to an industry average retention rate in the low 80's.

In late April, Anthem announced it would acquire Trigon for consideration more than 53% above the average price we paid for our Trigon shares during the past year. At the end of our first several hour visit with Trigon's management in Richmond during July last year, I was persuaded that "Blues" healthcare insurers were attractive businesses. During that meeting I had asked Trigon's executives if they could suggest any other Blue Cross Blue Shield insurers they thought were well run. One of the companies they mentioned as "an exceptionally strong company" was Indianapolis based Anthem, a company that was not yet public, but which had recently filed a registration statement with the intent to soon become so. We called Anthem's executives the next day and, when that company "went public" several months later, we invested both in Anthem's initial public offering and afterwards. To date we've earned about 35% on that investment.

RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

APOLLO. Despite predictions by some analysts that the recession would negatively impact Apollo's adult student enrollments, Apollo's University of Phoenix' enrollments continue to grow strongly. Last quarter existing bricks and mortar campuses achieved double digit student growth. Apollo's oldest and still one of its largest campuses in Southern California achieved a remarkable more than 13% student increase. University of Phoenix Online, its 88% owned subsidiary, reported more than 80% student enrollment growth. Leads for University of Phoenix Online,the leading on-line, degree-granting university, are increasing strongly. Indicating the strong value proposition of the University of Phoenix' Online degree program, the percentage of those leads converting to students has continued to increase as well. And, this is while the on-line program is too young to produce many referrals from graduates, the major and best and least expensive lead source for its physical campuses.

HOTELS AND RESORTS. Shortly after the September 11th atrocities last year, most hotels and resorts reported 70-80% declines in winter and spring vacation reservations. Which, of course, raises the interesting question of just who was it anyway on September 12th and through the end of that terrible month that was making new ski and sun winter vacation reservations? As we had noted in our shareholder letter dated

BARON ASSET FUND
--------------------------------------------------------------------------------

October 2001 when share prices for our hotels and resorts were falling sharply, "When times are a little more difficult...or a tragedy occurs...Americans forgo their vacations...for a while...a short while. But, for sure, before long you'll be vacationing again...and we think it'll be sooner than you now think." I spoke to Butch Kerzner recently. Butch is the President of Sun International and Sol's son. Butch reminded me that shortly after September 11th last year, I told him I thought Sun's business would get a lot better a lot sooner than most expected...and that he should "be a buyer not a seller." That, I responded, was one of the few times that I, as an outsider, had just as much chance to guess what would happen to his business as he did. We both guessed right. He prudently cut costs and, at the same time, continued to market strongly to vacationers. Sun's business improved sharply from last fall through spring 2002. Christmas vacations cancelled seem not to have been cancelled at all, but only postponed. Spring break and Easter 2002 set records in occupancy and rates on Paradise Island.

VAIL RESORTS experienced the same trends and also achieved record results in occupancy and rates this spring. Vail's Chairman, Adam Aron, had also prudently cut costs last fall and just as aggressively promoted to obtain new business. We can confirm this resurgent high-end resort business first hand. One of our analysts wanted to visit Paradise Island for a weekend getaway with his wife this spring. And, I recently learned, they were unable to make a reservation in Sun's $853 per night, average room rate, ultra luxury Ocean Club! Fortunately for them, they were able to get reservations at Four Seasons' Nevis, even though that Caribbean resort was also strongly booked!

CHOICE HOTELS hardly suffered from the travel dirth last fall. Choice's limited service hotels are visited principally by budget oriented, drive-in customers, not by guests who have to fly to get there. The franchisor of hotel properties reported strong first quarter earnings. Gains were spurred by 4% new unit growth, principally conversions; a 10 basis point increase in royalty revenues; and a 16% increase in Partner services revenues. Further, just as the upscale Vail and Sun aggressively cut expenses, so did Choice. Choice's 300 basis points overhead expense cuts also boosted profits. Choice has also continued its very aggressive share repurchase program. During the past three years it has repurchased and retired about a third of its outstanding shares...at what we think are attractive prices.

DOLLAR TREE is another of our long time holdings that we haven't written about for a while. This even though its chairman, Macon Brock, was one of our Baron Investment Conference speakers two years ago. While Dollar Tree has been a very successful investment for us over the years, we expect a lot more success in the not distant future. Dollar Tree opened its 2000th store last quarter, we think there's the potential for perhaps three times as many, and achieved 27% sales growth with only 5% inventory growth. Inventory was 19% lower per foot of selling space, a very favorable result, while sell through was over 90%, also a very favorable result. Margins improved, helped in part by better results from its acquired and previously troublesome Philadephia distribution center. Newly opened stores are more productive, 70% of mature stores' results compared to 60% a year ago. Dollar Tree is a beneficiary of troubled retailer K Mart. As a merchant of "close outs," Dollar Tree has been able, of late, to make favorable and opportunistic inventory buys from K Mart and other merchant liquidations.

SOTHEBY'S. In late April, London's Financial Times reported that A. Alfred Taubman, Sotheby's controlling shareholder, hired Goldman Sachs to advise him regarding the possible sale of Sotheby's. We believe Mr. Taubman's advisors will work closely with the advisors to Sotheby's, J.P. Morgan Chase and Morgan Stanley, to, hopefully, achieve a sale of this business in the near term at an attractive price. The company's current auction sales schedule is very good; the competitive threat of Phillip's that roiled the market for two years has ended; Sotheby's new Internet partnership with eBay could be quite important; and, the company's principal legal issues have been resolved. Sotheby's management has performed remarkably well under very difficult circumstances but, without the financial resources to do so, has been unable to realize on the company's financial services opportunities. That, as much as the retail opportunity, offers great potential to a new owner.

CHARLES SCHWAB. "There's never been a better time for Schwab!"That's the tag line for its new advertising campaign. That talks about advice offered by Schwab that's unconflicted...unconflicted by the investment banking influences that you've been reading so much about daily in The New York Times. Advice that stresses diversification among stocks and fixed income securities. Chuck Schwab's point is that Ford Foundation and Carnegie Foundation are well established and have been growing their endowments every year not by investing in hot stocks but through prudent diversification. We think this campaign couldn't be more timely.

Charles Schwab's current low share price reflects its customers' depressed trading activity, lower than normal margin borrowings and depressed trading spreads. These have resulted in less than normal earnings for Schwab. Schwab's customers in the

BARON ASSET FUND
--------------------------------------------------------------------------------

1990's executed six trades per $100,000 account per year. The outlier period, of course, occurred during the frenzied 1999-2000 period when, for a brief period, customers traded 9-10 times per year per account. For the past three quarters, Schwab's clients have averaged less than 4 trades per year, a third less than the pre-Internet period! Further, its customers' margin borrowings, an important contributor to Schwab's profitability, typically average more than 2% of customer assets, during the "bubble" they exceeded 2.5% of customer assets, but currently approximate just 1% of customer assets. A few years ago, pre-"decimalization" and pre-"price improvement" on 40% of its NASDAQ orders, Schwab earned nearly $.07 per share on these trades. Last year this spread had nearly disappeared and currently it approximates just one tenth of its formerly robust level. Pre 1999, Schwab averaged more than 60 basis points annual revenues per dollar of customer assets. It currently averages about 50 basis points. By comparison, Merrill Lynch averages 130 basis points.

Schwab has cut its annual operating expenses hundreds of millions of dollars per year and, even in these uninspiring times, its baby boomer customers continue to invest nearly $5-6 billion new money per month in their Schwab accounts. We expect Schwab's customer assets, ultimately the principal determinant of that company's earnings, to reach $2 trillion from their current about $850 billion in perhaps four or five years. With trading and margin borrowing returning to "normal" pre-boom levels in the next few years and some recovery in NASDAQ spreads, institutional brokers have recently instituted $.05 per share agency charges, a hopeful sign, Schwab's earnings should increase dramatically. Also adding potential is the company's new "advice" offerings that in test have shown 20 basis points annual revenue increases on client assets and advisor account referrals which have helped solidify Schwab's relationships with its important partners. Further, fixed income offers a significant asset gathering and income opportunity. Fixed income revenues have multiplied about ten times in the past few years and this year should grow about 35% to $150 million...and Schwab is just getting started!

The bottom line? Schwab's shares now sell for about 1.2% of its customer assets which are growing. In 1992 when we began to invest in this company, Schwab's market cap was $900 million, about 1.5% of its then $60 billion customer assets. In four or five years we think Schwab could earn $1.75 to more than $2.00 per share and sell at perhaps five times its current share price. Baron Asset Fund sold 62% of its holdings in Schwab since February 1999 at an average price of $31.27 per share, about three times its current share price.

THANK YOU FOR INVESTING IN BARON ASSET FUND
--------------------------------------------------------------------------------

We recognize that for most individuals deciding how to invest your hard earned savings is a difficult decision. We're certain it has become even more so of late due to the ongoing United States recession, the 2000-2001 bear market in stocks and the crisis of confidence that has plagued corporate America and in particular, Wall Street.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if stocks, in general, and Baron Asset Fund, in particular, continue to be attractive and appropriate investments for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you for your strong support. We are looking forward to seeing you at the Eleventh Annual Baron Investment Conference this fall.

Sincerely,

/s/Ronald Baron
---------------
   Ronald Baron
   Chairman and Portfolio Manager
   May 20, 2002

[REGISTERED LOGO]

2 BARON GROWTH FUND

PERFORMANCE....................... 10
PORTFOLIO STRUCTURE............... 10
PORTFOLIO HOLDINGS................ 11





767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

--------------------------------------------------------------------------------
BARON GROWTH FUND

SEMI-ANNUAL REPORT                                                MARCH 31, 2002

[PHOTO]
Ron Baron, Portfolio Manager

DEAR BARON GROWTH
FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Growth Fund continued to perform well in the quarter ending March 31, 2002. The Fund gained 4.5% versus 4.0% and 0.3% for the Russell 2000, an index of small cap companies, and the large cap S&P 500 respectively. Baron Growth Fund's performance record compares favorably to the Russell 2000 index, on a 1-year, 3-year, 5-year or since inception basis. The Fund has outperformed the Russell 2000 by 13.7% in the past year, 4.9% per year over three years, 7.4% per year over five years and 10.0% per year since its inception in 1995.

Baron Growth Fund significantly outperformed its small cap growth peers in the quarter ending March 31, 2002. The Fund gained 4.5%, while according to Morningstar, the average small cap growth fund lost 1.4% in the quarter. Over the last year, Baron Growth Fund gained 27.7% while the average small cap growth Fund gained 8.7%.

The Fund, like its older sibling Baron Asset Fund, which invests in slightly larger companies, seeks out growth businesses, companies in which our independent research has identified opportunities that could allow these companies to at least double in size over the next four years, and then double again in four more years, and that can be purchased at what we believe are attractive prices. Our strategy, as the economy recovers, is to wait patiently for opportunities to invest for the long term at reasonable prices in what we believe are great businesses. Our goal, which of course we may not achieve, is to double shareholders' money invested in the Fund every five years, or in good markets a little faster. In the seven and one-quarter years since the Fund's inception the Fund has more than quadrupled shareholder's per share value investments while the Russell 2000 has a little bit more than doubled.

In the quarter ended March 31, 2002, the Fund's performance was led by its investments in Business Services, Recreation and Resorts and Media and Entertainment. The companies that had the greatest positive impact on the Fund's performance were: University of Phoenix Online, ChoicePoint, Chico's FAS, Vail Resorts, Saga Communication, Radio One, Apollo Group and OM Group. Our investment in SmartForce was the only investment that had a significant negative impact on the Fund's performance in the quarter.

Portfolio Structure
--------------------------------------------------------------------------------

Table I
Portfolio Metrics
--------------------------------------
Est. P/E Ratio Forward           24.4X
Est. 5 Year EPS Growth             26%
Median Market Cap         $1.2 billion
Equity Securities                   71
--------------------------------------


Table II
Industry Breakdown
----------------------------------------
Business Services                  14.5%
Retail Stores and Restaurants      13.5%
Health Services                     8.4%
Education                           7.8%
Financial                           7.7%
Recreation and Resorts              6.0%
Hotels and Lodging                  5.3%
Chemical                            4.6%
Media and Entertainment             4.5%
Other                              13.8%
----------------------------------------

BARON GROWTH FUND
--------------------------------------------------------------------------------

RECENT INVESTMENTS. Lots of them.

During the second quarter, Baron Growth Fund established new investments in a dozen companies. Among the recent portfolio additions: radio audience ratings provider Arbitron should soon benefit from patented new electronic technology that should give its radio station clients more accurate listener ratings; home goods retailer Linens 'n Things' stores are selling an increasing percentage of more profitable "things;" Fair, Isaac, the dominant consumer credit scoring service, has begun to make its scores available to not just credit grantors but to consumer borrowers in an effort to help those consumers improve their behavior and their credit...and to give Fair, Isaac an opportunity to earn a lot of money; PRG-Schultz is the result of the merger of the two largest business auditors which determine whether their clients were over charged by their vendors; the resultant company should benefit from synergies, best practices, changes in client business practices; traveling nurse provider Cross Country benefits from the current nursing shortage and its ability to provide hospitals with more capable and less expensive help than traditional temporary nurse providers; and, hospice provider Odyssey Healthcare offers individuals palliative care in their final days that's less expensive than institutional care and allows them to remain with their families. The first four mentioned have very good growth prospects, the last two are currently growing very rapidly. In all instances these businesses' share prices do not, in our opinion, yet accurately reflect their prospects.

In our last quarterly shareholder letter we discussed the merits of three unique, "hyper growth" small cap investments, on-line, degree granting college University of Phoenix Online, donut retailer and franchisor Krispy Kreme Doughnuts and women's specialty clothing retailer Chico's FAS. All three have since performed well. We also wrote about a strongly growing business, highly specialized, institutional broker Jefferies, that we purchased at what we believed a very attractive price, which has also since performed well. In keeping with our diversified investment theme, this current letter describes three recent small cap investments, Linens 'n Things, Fair, Isaac and PRG-Schultz, with strong, but certainly not hyper growth prospects, that we have purchased at what we believe to be very attractive prices. While "hyper growth" investments may offer higher potential returns than attractively valued businesses with good growth prospects, those investments, due to more generous valuations, may also be riskier. Thus, our Fund's portfolio diversification will hopefully not be just prudent but will also provide above average returns. Which, since the founding of Baron Growth Fund in 1995 it has.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Linens 'n Things' home stores are quite similar to Bed Bath & Beyond's. These two profitable and growing businesses are valued quite differently by investors, however. Bed Bath & Beyond's market cap is $10.5 billion, about three times its annual $3.5 billion sales. Linens 'n Things' market cap is $1.5 billion, about 70% of its $2.2 billion annual sales. The principal reason for this disparity? Bed Bath achieves annual beddings and home accessories sales in its average 36,500 square foot stores that

[GRAPHS]

-----------------------------------------------------------------------------------------
PERFORMANCE FOR THE QUARTER    PERFORMANCE FOR THE ONE YEAR    CULMULATIVE PERFORMANCE
ENDED MARCH 31, 2002           ENDED MARCH 31, 2002            SINCE INCEPTION
                                                               JANUARY 3, 1995 THROUGH
                                                               MARCH 31, 2002

BARON GROWTH FUND      4.5%    BARON GROWTH FUND      27.7%    BARON GROWTH FUND   315.7%
S&P 500*               0.3%    S&P 500*                0.2%    S&P 500*            181.6%
RUSSELL 2000*          4.0%    RUSSELL 2000*          14.0%    RUSSELL 2000*       123.6%

--------------------------------------------------------------------------------
*S&P and Russell are with dividends. The S&P 500, Russell 200 and Russell 2500 are unmanaged indexes. The S&P measures the performance of the stock market in general; the Russell 2000 and Russell 2500 of small and mid-sized companies.

BARON GROWTH FUND
--------------------------------------------------------------------------------

approximate $219 per foot. The slightly smaller 35,000 square foot Linens 'n Things stores average sales of $170 per foot. Bed Bath is much more profitable and its growth has been uninterrupted. Bed Bath had pre tax profits last year of 12.2% and grew its profits 25%. Linens profits fell 15% last year and it earned only 5% before taxes. So, is this a case of Wal-Mart vs. K Mart? Or, is it Home Depot vs. Lowes? We think the latter is the more likely scenario.

Linens was founded 25 years ago; acquired by Melville 15 years ago; and successfully "spun out" as an independent company in fall 1996. Both Bed Bath and Linens began their super store formats about twenty years ago, Bed Bath was focused on "things," Linens' principally on linens and textiles. The Linens' stores were rated highly by consumers; but consumers raved about the Bed Bath stores which were better merchandized, exciting and produced significant high margin, repeat, "things" impulse sales. Not only was their merchandise more exciting, Bed Bath's employees gave their customers better service. This was not lost on Linens. Linens invested heavily in systems and logistics for years and is now state of the art. It began to sell "things" aggressively in 1995-96. While Bed Bath now has about 55% of its sales in "things," Linens is now 40% "things" and going higher. And what are "things?" They are gadgets, coffee makers, picture frames, pots and pans, knives, umbrellas, etc., in other words, "stuff" to bring consumers back again and again, not just to purchase sheets, pillows and towels. Further, Linens recognized that Bed Bath salespeople offered better service and instituted programs to sharply improve its own efforts. Linens' stores are now achieving better results. "Things" are an increasing percentage of its sales. Textiles are increasingly sourced from lower cost offshore locales allowing Linens to boost quality, e.g. 250 thread count sheets last year to 300 this year, while keeping prices unchanged, providing a real challenge to department stores who are really the main competitor with the largest market share. Anyway, with significant margin opportunity, results improving and the potential to at least double and maybe nearly triple its stores, we invested in Linens 'n Things at a little more than 18 times our estimate for 2002 earnings...which we think could at least double in the next four years.

FAIR, ISAAC is best-known as the company that created the "fico score." Fair, Isaac compiles this score through the use of an extremely complex, proprietary algorithm which considers the wide range of data contained within an individual's credit file -- such as the amount of his outstanding credit card balances and his historical record of delinquencies -- and reduces that data to a single number. This score represents a snap-shot summary of an individual's credit rating, on a scale that ranges from 300 to 850. This score is perhaps the most crucial determinant of whether someone will be granted credit in a particular transaction.

The score is used as follows: when someone applies for a credit card, the company considering issuing that card, say Citibank, will want to investigate his or her credit history. There are three major credit bureaus -- Equifax, Experian and TransUnion -- that have complied credit files on virtually everyone in the United States. Citibank will want to order the relevant credit files from some number of these bureaus, but it will also want to condense these files, which may be ten pages long, into a numerical score that summarizes everything contained within the file. Citibank does this by also ordering a fico score along with the underlying credit file. This number allows Citibank to more easily compare one applicant with another, and companies like Citibank generally have internal credit-granting procedures that depend upon having this score in order to reach a decision.

Although it took Fair, Isaac years and extensive research by top-level statisticians to create this algorithm, it can now be resold millions of times each year, with virtually no cost associated with each incremental sale. As a result, this portion of the Company's business is remarkably attractive -- it generates about $125 million in revenues with cash flow margins north of 50%, and has limited capital investment requirements.

The Company has also developed an online version of this business, which allows consumers to access information about their own fico scores, allowing them to determine how potential credit grantors are likely to view their applications. Consumers pay $12.95 to access this score online, for which the company again bears virtually no incremental costs. Last month, this business generated over $1mm in revenues, up from virtually nothing a year earlier. Over time, we believe this opportunity to sell individuals more information about their credit histories is likely to become a very significant and profitable business.

Fair, Isaac also has developed a large business selling various software products to the great majority of credit card issuers. The Company's software has become the credit card industry's standard for many crucial parts of its business, including managing wide scale marketing campaigns (4 billion credit card solicitations were mailed last year) and overseeing their internal credit portfolios.

The Company also has a small, but growing, division that is developing new decision-making algorithms for additional industries. Drawing upon its depth of expertise in creating the fico

BARON GROWTH FUND
--------------------------------------------------------------------------------

algorithm, Fair, Isaac's statisticians are at work developing solutions for companies that are faced with making complex decisions on a daily basis. One of their first products is designed for companies that grant auto loans, which use the algorithm to formulate internal rules for how and when to approve loan applications. Fair, Isaac just recently announced a deal to acquire HNC Software, which should make the resulting company the undisputed leader in this rapidly expanding field of decision-making software and applications.

Fair, Isaac is positioned to grow its earnings at better than a 20% rate over the next several years through a variety of "levers" at its disposal. The core fico business should grow at a high-single digit rate and generate ever-increasing amounts of cash; and, its emerging online business should grow rapidly as it attracts new consumer awareness and signs new distribution deals. The software and consulting businesses will grow more quickly than the core, and have room for significant margin expansion. The HNC acquisition is expected to be mildly accretive this year, largely due to expected cost savings, and it should generate more meaningful revenue synergies in 2003 and beyond. And, when the HNC deal closes, the Company will have over $350 million of net cash and should be generating more than $100mm in free cash flow each year; an ongoing, accretive share buyback is likely. As a result of these factors, earnings per share could exceed $4.25 within the next three years, potentially doubling its share price.

PRG-Schultz is the leading provider of recovery audit services, an unusual accounting profession niche that the company pioneered. The company's core business involves helping its clients, which are primarily large retailers, recover overpayments made to their vendors. The reason this niche exists is that large retail vendors, such as Proctor & Gamble or Coca-Cola, are constantly offering a complex assortment of discounts to their retail customers.

For instance, at the beginning of September a P&G brand manager might decide that he or she needs to sell a certain amount more soap before the end of the month in order to meet an internal sales target. To encourage sales, P&G may offer a 5% discount off every case of soap after the first one hundred cases purchased within the Southwest region. A large retailer may have hundreds of stores with dozens of regional purchasing managers each buying some soap from P&G. As a result, the retailer's internal accounting systems frequently fail to track its total purchases of a particular brand of soap within a portion of its stores within a prescribed time period. Hence, the retailer would miss out on a valuable potential discount. PRG-Schultz and its team of auditors are hired to analyze the retailer's records to make certain that this discount was, in fact, received. Given that retailers' operating margins are often in the single-digits, this auditing service is extremely important to their bottom line results.

In order to discover these discounts, which the retailers would otherwise have missed, PRG-Schultz must work with its clients' purchasing data on an extremely granular level. The Company's auditors use proprietary software to help them review individual purchase orders, client invoices, and other correspondence, which can easily number in the millions. With a large client like Wal-Mart, the Company actually has a team of auditors based in Bentonville working full-time analyzing their data.

One of the reasons its clients are so happy using PRG-Schultz is that PRG is paid on a pure contingency basis. PRG-Schultz keeps about a quarter of the savings it identifies, nothing more. As a result, the Company's auditors have a strong incentive to find things that other lesser-paid, lesser-talented auditors may have missed. The Company estimates that it recovers about $1 million in savings for every $1 billion in revenues that it audits. Customers include most of the country's largest and best-known retailers, who are heavily reliant on the Company's audits. As evidence, its client retention rate is greater than 90%.

One of the most interesting aspects of the Company's business is that it dominates its niche. The company had been known as The Profit Recovery Group until late last year, when it acquired Howard Schultz & Associates, which had been its closest competitor for years. The resulting combination, renamed PRG-Schultz, is at least ten times the size of its nearest competitor. The new Company is quickly integrating the operations of Schultz. The merger should make the new company much more profitable as it eliminates significant overlapping costs, retains only the most productive auditors, shares its best business practices across the organization and firms pricing to its clients.

PRG-Schultz is also well-positioned to grow. As its clients use more advanced systems to track their internal purchases, including the greater use of Electronic Data Interchange (EDI) with their vendors, the PRG-Schultz auditors will have access to more raw purchasing data. This should allow them to broaden the scope of their audits, and, hence, improve their overall recovery levels. It will also allow the Company to begin its audits earlier in the year, and the use of fresher data should also result in larger recoveries.

The Company is working with its clients to get permission to expand the scope of

BARON GROWTH FUND
--------------------------------------------------------------------------------

each audit to include both a greater range of vendors and a larger variety of potential claims. In addition, the company is enhancing its offerings outside of the retail sector, its traditional stronghold, and into other industries, such as technology and healthcare. There is also a significant opportunity to expand this service to foreign retailers, a great majority of which do not currently use any recovery auditing firm.

In the near term, the Company's margins should expand due to merger-related cost savings, and its top-line should benefit from the stronger pricing and new business initiatives outlined above. These factors should combine over the next few years to drive revenue growth in the low double-digit range and expansion of the cash flow margin to the 30% range from less than 20% today. Given the Company's modest capital expenditure requirements, it should also generate meaningful free cash flow. As a result, we believe that earnings per share could grow from an estimated 50 cents this year, to better than $1.25 within the next three years, generating a stock price that could nearly double its current level.

If you think the two notes on Fair, Isaac and PRG-Schultz read differently and are of higher quality than the others in Baron Asset Fund and Baron Growth Fund reports, it's because they are. My associate, Andrew Peck, follows Fair, Isaac with Cliff and me and PRG-Schultz with me. He is the author of the preceding commentary on both companies.

THANK YOU FOR INVESTING IN BARON GROWTH FUND
--------------------------------------------------------------------------------

We recognize that for most individuals deciding how to invest your hard earned savings is a difficult decision. We're certain it has become even more so of late due to the ongoing United States recession, the 2000-2001 bear market in stocks and the crisis of confidence that has plagued corporate America and in particular, Wall Street.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if stocks, in general, and Baron Growth Fund, in particular, continue to be attractive and appropriate investments for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you for your strong support. We are looking forward to seeing you at the Eleventh Annual Baron Investment Conference this fall.

Sincerely,

/s/Ronald Baron
---------------
   Ronald Baron
   Chairman and Portfolio Manager
   May 20, 2002

[REGISTERED LOGO]

3 BARON SMALL
  CAP FUND

PERFORMANCE...................... 15
PORTFOLIO COMPOSITION............ 15
NEW IDEA......................... 16
CONCLUSION....................... 17

767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

--------------------------------------------------------------------------------
BARON SMALL CAP FUND

SEMI-ANNUAL REPORT                                                MARCH 31, 2002

[PHOTO]
Cliff Greenberg, Portfolio Manager

DEAR BARON SMALL CAP
FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Small Cap Fund (BSC) gained 9% in the first calendar quarter of 2002. This is a strong performance versus the S&P 500, which was flat, and the Russell 2000, which was up 4%. We are pleased that Baron Small Cap was one of the top performing small cap growth funds in the quarter and for the past year. Over the last year the fund has risen 26% and we are presently up about 50% from post-September 11th bottom.

Our performance in the quarter was broad based. Most of our holdings were up,and we had success with our growth stocks, our special situations and our fallen angels. Our best performers included our education holdings, Career Education, Apollo and University of Phoenix Online, which continue to grow earnings between 40% and 100% and their stocks have followed the results. The radio industry bottomed in February and started to grow in March. Indications are for accelerated growth in the second quarter and beyond. Radio One and Westwood One had strong results and their stocks were up nicely. Special situations -- Ticketmaster, Interactive Data, AMC Entertainment, and Moore Corporation, were strong. Ticketmaster's Match.com division grew its subscription base 50% in the quarter and is developing into a behemoth. Interactive Data reported double-digit cash flow growth selling data to financial business that were trying to cut costs and made a meaningful acquisition of one of its competitors, which will be very accretive. AMC Entertainment is prospering in the less competitive film exhibition environment and its cash flow is expected to growover 30% with the strong box office results they are experiencing. Moore Corporation's management plan of cost cutting, share repurchase and aggressive acquisition plans was well received by investors. We actually sold our position, having almost doubled our money in under six months because the stock hit our price objective.

On the negative side, communications tower operator SBA Communications fell because of the difficulty in ascribing the appropriate equity value due to its heavily debt-laden capital structure. We like the management and like the business, but understand the quandry, and sold our stock. Casella Waste was down a bit in the quarter as other waste haulers reported weak results, though its results were in order. This has been a long-time holding which we bought as a fallen angel and sold in the quarter at a nice profit, as we found other ideas which we felt offered better returns.

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

At the end of March, the Fund had $800 million in assets and 65 holdings. The top 10 positions made up 34.5% of the Fund. The total holdings are up and the top ten concentration is down, which is a continuation of our game plan of the last year, to somewhat prudently diversify. Our largest holdings by industry group, as we classify them, are: 16% business services, 16% health care services, 12% retail/restaurants, 10% media and 10% education. These are the sectors where we have historically invested, where we feel

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

comfortable and capable. We are still not investing in technology and medical discovery, since we do not consider ourselves sufficient experts in business analysis of these fields.

As in the December 2001 quarter period, we were more active than normal in adding new names to the portfolio. Market volatility increased our opportunity to establish new positions at good entry prices (and sell existing positions where we consider the stocks full or where we find better ideas). Also, the Fund has historically invested in initial public offerings and follow-on secondary offerings. The capital markets re-opened in the first quarter and we made some new investments or expanded some smaller positions in these offerings. It might seem odd that we favor public offerings as entrance points for investments because we pride ourselves on in-depth analysis and take sizeable positions that one needs to get comfortable with. On the contrary, since we look at tens of companies before we make a single investment, we feel proficient in sifting through all the new offerings to focus on potentially special companies. With the assistance of the companies' managements, we can quickly due diligence the idea. And we can often form opinions that are at variance with the market, especially in unseasoned public equities, which creates opportunity for us. From more thorough investigation and additional interaction with management, we can become more knowledgeable, gain conviction and expand the position size.

In the March quarter, we made significant new investments in Cross Country, Inc., in a secondary offering and then the market, and in Anteon and Arch Capital, in initial offerings, and the market thereafter. Additionally, we purchased stocks under stress, fallen angels --- Hot Topic, Fair, Isaac and Waste Connections. We added to existing growth holdings Information Holdings, Krispy Kreme and Weight Watchers when the stocks were temporarily depressed. We have sold out completely our positions in Moore Corporation, SBA Communications, Casella Waste, Heidrick and Struggles and AmSurg and pieces of some of our other holdings.

NEW IDEA
--------------------------------------------------------------------------------

The Fund bought a meaningful position in Cross Country, Inc. this quarter and I'd like to take this opportunity to explain the business and the opportunity we see in the stock. Cross Country is one of the largest providers of health care staffing services in the United States. The company's primary service is travel nurse staffing, whereby Cross Country places nurses at hospitals for block periods, typically 3 month stints. Cross Country also provides staffing on a permanent basis and per diem, and provides other human capital management services to hospitals and drug companies doing clinical trials.

The company was founded in 1986 and operated as a division of WR Grace. Grace sold the company to a private equity firm in mid-1999 and later that year merged the company with the industry founder, TravCorp. The operations were consolidated in 2000 and taken public in late 2001. We participated in the offering and have substantially increased our portion this quarter.

[GRAPHS]

-----------------------------------------------------------------------------------------
PERFORMANCE FOR THE QUARTER    PERFORMANCE FOR THE ONE YEAR    CULMULATIVE PERFORMANCE
ENDED MARCH 31, 2002           ENDED MARCH 31, 2002            SINCE INCEPTION
                                                               OCTOBER 1, 1997 THROUGH
                                                               MARCH 31, 2002

BARON SMALL CAP FUND   9.0%    BARON SMALL CAP FUND   25.7%    BARON SMALL CAP FUND   70.2%
S&P 500*               0.3%    S&P 500*                0.2%    S&P 500*               28.5%
RUSSELL 2000*          4.0%    RUSSELL 2000*          14.0%    RUSSELL 2000*          18.0%

--------------------------------------------------------------------------------
*S&P and Russell are with dividends. The S&P 500, Russell 200 and Russell 2500 are unmanaged indexes. The S&P measures the performance of the stock market in general; the Russell 2000 and Russell 2500 of small and mid-sized companies.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

Healthcare staffing services is a huge industry, growing very rapidly as the population ages and hospital utilization rises. However, nursing supply has declined and is in shortage and this is expected to worsen. It is estimated that over 80% of U.S. hospitals are unable to meet their current nursing requirements. Additionally, healthcare providers are focused on reducing costs and have turned to outsource providers to save money and manage demand fluctuations. Outsource providers, like Cross Country, now provide about 10% of hospital labor, more than double the rate of 10 years ago. Of that 10%, about 1% is travel nurses, which is Cross Country's focus and the segment most rapidly taking share.

Travel nurse staffing involves placement of registered nurses on a contracted, fixed term basis. The healthcare professional standardly relocates to the geographic area of assignment and the staffing company provides employment benefits, travel and housing, along with the placement. Hospitals love the service, because they get high quality, committed, and reasonably priced nurses. Nurse love it because they can choose the assignments by geography, by specialty and by particular hospital, are well paid and can better control their work hours. The service is in such demand that Cross Country cannot fill two thirds of its orders from hospitals.

The business plan is pretty simple,to add units (nurses), grow price per unit (wages paid by hospitals to Cross Country), leverage corporate infrastructure to increase margins, and supplement the base business growth with acquisitions and complementary business opportunities. We are very impressed and enthusiastic about management's ability to execute on the plan. Joe Boshart is President and CEO, has been with the company since 1993, and is doing a great job making the plan a reality.

In 2001, Cross Country grew revenues 35% to $500 million and net income almost doubled. Revenues grow 20% organically, but much faster by the end of the year, as the management finished the business integration and focused on increasing the nurse roll. In the fourth quarter of 2001, revenues grew 36% internally (and 48% including acquisitions) driven by a 20% increase year over year in nurses employed and double-digit price increases paid by hospitals. In the first quarter of 2002, just reported, Cross Country also increased its nurse placements by 20% internally and 30% including acquisitions, and pricing increased 14%. This resulted in 37% internal revenue growth, 49% total revenue growth, leverage in the operating model and more than doubling in profit. In our conversations with management, they were actually disappointed in the internal growth rate and have undertaken a plan to expand the nurse recruiter staff to grow faster. An additional reason for such rapid growth is that the "local travel" concept is becoming more accepted. This is where full-time nurses give up their employment at a hospital and come to work for a staffing company, who will pay them as well or better, limit the amount of overtime work required and generally be superior employers.

Our opinion is that Cross Country can continue to increase its internal growth in revenues from travel nursing by 25-30% a year, raise margins by 1/2 a basis point plus per year and de-lever, which drives substantial internal earnings growth of 30-40% a year. Additionally, we expect acquisitions to be an important contributor to overall corporate growth. For instance, the company acquired Novapro in January 2002, a niche travel nurse provider focused on nurses seeking more customized benefits. Cross Country feels it will grow revenues of Novapro twice the internal growth rate of its existing service. They are pursuing acquisitions of other niche travel service providers. In late 2000, Cross Country acquired Clinitrials, which provides outsourced staffing for clinical trials. This is a similar business to travel nurse staffing, is growing nicely on an internal basis and could serve as the platform to a much bigger opportunity. And, not all of the supplemental growth initiatives are external. Cross Country will start placing nurses sourced for outside the United States later in 2002 and has had great success in recruiting qualified nurses.

All in all, we think we are on the front end of a very big company. Though the stock is up from its initial offering and from our purchase price, it trades at less than 20 times our estimate for out-year earnings and we expect it to grow sustainably much faster for a long time, so we can benefit from both the earnings growth and multiple expansion.

CONCLUSION
--------------------------------------------------------------------------------

The first quarter has witnessed continued volatility. There is confusion over the pace of economic recovery thus making it difficult to project earnings. The market is uncertain how to price stocks based on lack of conviction in fundamentals and the technical indicators. And confidence has been shaken by the Enron and Arthur Andersen scandals, the lawsuits against Wall Street analysts, and fears of additional terrorism. Interesting times.

Our approach is the same as it has been and consistent with our prior thoughts and writings. We feel the economy is on course to rebound, an opinion formed and confirmed from our constant

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

discussions with the executives of our portfolio companies and other prospective investments. We are not uncomfortable projecting earnings or prospects in uncertain times which we do based on our own fundamental analysis. We do not really consider technical analysis. And though we are appalled by Enron and Arthur Andersen and somewhat miffed by the litigation against Wall Street analysts, we believe the public flogging will have the beneficial effect of reforming these market participants. We continue to have great belief in the market's integrity and believe it will only improve from scrutiny. We will maintain our focus on being long-term investors who can take advantage of the fears and over-reactions of others to buy stocks well. We continue to build the portfolio from the bottom up, name by name, based on our (often very different) opinion about the prospects for our companies and the future of their equity prices.

I would like to take this chance to thank Stefan Mykytiuk, who worked with me for four years on the Fund. Stefan proved himself to be a terrific analyst and stock picker and a great friend and sounding board. We wish him well on his venture to open his own investment firm.

Thank you for your continued support.

Very truly yours,

/s/ Cliff Greenberg
-------------------
    Cliff Greenberg
    Portfolio Manager
    May 20, 2002

4 BARON iOPPORTUNITY
  FUND

PERFORMANCE...................... 19
HOLDINGS UPDATE.................. 19
CONCLUSION....................... 24

767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

--------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND

SEMI-ANNUAL REPORT                                                MARCH 31, 2002

[PHOTO]
Mitch Rubin, Portfolio Manager

DEAR BARON IOPPORTUNITY
FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

The year 2002 has gotten off to a difficult start for the iOpportunity Fund. The Fund fell 6.3% in the first quarter as compared with a 5.4% decline for the NASDAQ Composite and a 14.1% decline for the Morgan Stanley Internet Index. The Fund has fallen further since the end of the first quarter and, as of this writing, is down approximately 12% for the year. This continued poor performance is frustrating, to say the least. Especially because it comes amid signs that the economy has bottomed and seems poised for a recovery.

Near term performance not withstanding, we continue to believe that we are still in the very early innings of the Internet revolution. A statement in Intel's most recent annual report best describes our thesis:

The history of technology revolutions is told in cycles of boom, bust and build-out...If history is any guide, the Internet revolution is on track for decades of growth and has yet to see its most rewarding years...Even though 500 million PCs are in use worldwide, only 10% of the world's population is online so far. As digital computing and communications increasingly converge, the online revolution is just beginning.

In some sectors, this revolution has become clear and the stocks of its leaders have risen sharply (i.e. the internet travel sector). In most others, especially those dependent on wide-scale corporate adoption and investment, the rise has been slowed by economic and business malaise compounded by increasingly negative investor sentiment. We believe that we are now witnessing the tale end of the "bust" that followed the "boom". Yet we also believe that we will soon be entering the phase of the "build out," whose rewards, we expect, will be substantial. We believe that as and when the economic cloud lifts, the adoption of internet applications will re-accelerate and will drive the business fundamentals for the companies in our universe. These fundamentals, we hope and expect, will drive increasing stock prices in the not-too-distant future.

HOLDINGS UPDATE
--------------------------------------------------------------------------------
INTERNET TRAVEL

We have maintained large investments in the internet travel sector since the fund's inception and the sector continues to perform exceptionally well. Our two core holdings, Expedia and Hotel Reservations Network (now known as Hotels.com), have recovered spectacularly from the disruptions in the travel industry caused by 9/11, and both continue to substantially exceed even the street's most bullish revenue and earnings expectations. Expedia recently posted 103% revenue and 546% earnings growth, for its first quarter, while Hotels.com recorded 57% revenue and 53% earnings growth in the same period.

Both companies continue to benefit from the secular shift of consumer and, increasingly, business travelers to the internet as the primary source of travel information and bookings. And, despite a steady flow of new entrants and the constant threat of competition, both

BARON IOPPORTUNITY FUND
--------------------------------------------------------------------------------

companies are emerging as market-share leaders in a sector that remains at very early stages of its evolution. Today, less than 15% of airplane tickets and less than 4% of hotel reservations are booked on the internet, a penetration level that we expect will continue to rise substantially as time progresses and travelers are drawn to the values, convenience and flexibility of internet-based travel planning. Moreover, both companies continue to innovate and introduce new products and create new distribution channels to press their leadership in this burgeoning industry further.

It is interesting to note that while the two companies are direct and fierce competitors in the on-line merchant hotel business, and both have continued to perform well despite that competition, the companies now have the same corporate parent in USA Interactive, which recently completed the acquisition of Expedia. While it is difficult to predict how this new relationship will impact their competition, we believe that the commitment of USA, and its entrepreneurial chairman Barry Diller, to the internet travel sector can benefit both companies over the next several years.

AMAZON

Perhaps one of the most widely recognized and controversial companies of the internet revolution is Amazon.com. The internet's largest integrated retailer has been both praised and scorned as the poster child for the promise and the crash of the dot.com industry. Over the last two years, as the internet revolution lost its luster and investors re-focused on company fundamentals, Amazon's share price crumbled as the company's money-losing business combined with its $2 billion of convertible debt was projected to force the company into bankruptcy.

However, as the investing public increasingly discredited Amazon (and the internet in general), the company began to show signs of becoming what it always expected it would be -- a world class, highly profitable retailer. As the stock fell throughout 2000 and 2001, Amazon began to stem its losses, curb its capital investment, increase its inventory turns, launch new and highly profitable business extensions and, perhaps most importantly, LOWER prices for consumers while still providing world-class customer service. And, to the amazement (and continued disbelief) of many, the company turned a profit in BOTH the seasonally strong fourth quarter of 2001 and the seasonally weak first quarter of 2002. Ironically, Amazon's first profit was reported in the same week that long-time bricks and mortar retailer, K-Mart, filed for bankruptcy protection.

We believe that Amazon is on the verge of fulfilling the vision of its founder Jeff Bezos of becoming one of the public's favorite places to shop for anything on the internet, while also producing triple-digit returns on capital and sustainable earnings growth for its shareholders. Yet, while Amazon has performed exceedingly well of late (and the stock has appreciated nicely over the past several months), the market, to us, remains overly pessimistic about Amazon's prospects. The media, it seems, continues to focus on negative stories about the company and its prospects, many analysts remain

[GRAPHS]

-----------------------------------------------------------------------------------------
PERFORMANCE FOR THE QUARTER     PERFORMANCE FOR THE ONE YEAR     CULMULATIVE PERFORMANCE
ENDED MARCH 31, 2002            ENDED MARCH 31, 2002             SINCE INCEPTION
                                                                 FEBRUARY 29, 2000 THROUGH
                                                                 MARCH 31, 2002

BARON IOPPORTUNITY FUND  -6.3%  BARON IOPPORTUNITY FUND   14.9%  BARON IOPPORTUNITY FUND   -44.9%
NASDAQ COMPOSITE         -5.4%  NASDAQ COMPOSITE           0.3%  NASDAQ COMPOSITE          -60.7%
MORGAN STANLEY                  MORGAN STANLEY                   MORGAN STANLEY
INTERNET INDEX          -14.1%  INTERNET INDEX           -29.8%  INTERNER INDEX            -89.5%

--------------------------------------------------------------------------------
*The NASDAQ Composite and the Morgan Stanley Internet Index are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stockslisted on NASDAQ; the Morgan Stanley Internet Index of actively traded, high market cap internet stocks drawn from nine internet subsectors.

BARON IOPPORTUNITY FUND
--------------------------------------------------------------------------------

cautious and critical of the company and the stock, and the company's short interest (a bearish bet against the company by investors) remains at very high levels. To us, this makes for an interesting investment opportunity. We believe that Amazon's valuation at roughly 2x sales is compelling, especially now that revenue growth appears to be re-accelerating, margins are expanding and the company is about to begin generating free cash flow (all of which we expect this year). Moreover, with its evolution as a profitable entity, the company is on its firmest financial footing of the last few years with over $700 million in cash, no debt repayments due until 2007, and operating earnings that are now projected to cover interest expense.

Over the next several years, we believe that Amazon can deliver at least 15-20% sales growth and generate high single-digit profit margins. In addition, we believe that the company can double its revenue over the next 3-5 years with little, if any, additional capital investment, especially as new initiatives -- such as running the e-commerce activities of third-party partners, like Circuit City and Target, and selling used products from its customers (both of which generate healthy earnings with little or no investment or inventory risk) -- mature. This should produce a dramatically increasing stream of free cash flow and, in our opinion, drive continued appreciation in AMZN's share price over the next few years.

OVERTURE

We have had a significant invesment in Overture (formerly known as GoTo.com) for much of the past year and, during 2001, it was our most successful investment, rising in value over 350%. This year, however, the company's stock has been under significant pressure.

As we've discussed in the past, Overture is a search engine solution provider to other web sites. The company provides search results for its affiliates that are generated through a vibrant auction amongst its 40,000 advertisers who bid for rankings on an ever increasing list of search terms. These advertisers only pay the amount that they've bid on the term if their link is "clicked on" by the searcher. In this way, the advertiser only pays for customers actually brought to their sites and Overture shares the payment with its affiliates on whose sites the search was conducted. By creating both an advertiser-friendly and robust, scaleable technology platform, as well as an impressive roster of affiliate sites, Overture's business has witnessed spectacular growth, rising from $27 million in revenues generating $33.6 million in operating losses in 1999 to a business projected to do over $560 million in revenue and generate approximately $90 million in operating income this year. Moreover, Overture has helped its affiliates generate substantial revenue for themselves from a service, internet search, that they used to provide for their customers at great expense.

This year, however, OVER's success has been overshadowed by the highly publicized negotiations for renewal between the company and its three most prominent affiliates: Microsoft's MSN, Yahoo! and AOL. Despite Overture's success and the strength of its platform and intellectual property, many investors seemingly concluded that the outcome of these negotiations was the only determinant of value for the company in the near term, and the company's stock has gyrated violently as those negotiations unfolded. A brief review of the last few weeks will give you a glimpse of this volatility.

In February, when it was announced that Earthlink, a marginal partner whose site had very little search traffic and who accounted for less than a few million dollars of Overture's revenue, had not renewed its relationship with the company, Overture's stock fell nearly 50% in a single day as investors seemingly concluded that this signaled a potential wholesale departure of partners over the next few months. This sell-off was reversed a few weeks later, when OVER announced the renewal of its relationship with MSN and an expansion of this agreement for two years. In fact, the stock recovered nearly all of its lost ground. This recovery was further buoyed by the company's report of stellar year-end 2001 results that substantially exceeded even the most bullish analyst projections. That recovery was short lived, however, as rumors and delays regarding the potential renewal of AOL's relationship with OVER took center stage. This decline was again offset when OVER reported even stronger first quarter 2002 results, and announced the unexpected signing of a three-year contract extension with Yahoo!, which, in our opinion, is the most important of the company's affiliates and the one in which the market had the lowest expectation of renewal. Again the stock recovered sharply -- until a week later, when OVER announced that the company had ended its relationship with AOL which had decided to outsource search to another company (for a variety of reasons that we believe have less to do with pay per search listing and more with AOL's other internal issues). In the wake of this announcement, OVER's stock has again fallen sharply and remains under pressure, despite the fact that OVER, in tandem with announcing the loss of the AOL relationship, substantially increased its revenue and earnings guidance for 2003 to give

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BARON IOPPORTUNITY FUND
--------------------------------------------------------------------------------

affect to its strong first quarter and the renewal of the YHOO deal.

This volatility has been costly for the Fund as OVER is one of our larger positions. However, we have maintained our investment in the company because it has, in our opinion, one of the most profitable and exciting business models in our universe. Despite the loss of AOL, OVER still reaches nearly 85% of all internet users through its other affiliates and the monetization of search traffic remains at a very early stage of its evolution. Moreover, the company has no inventory or capital risk, provides a highly measurable and inexpensive client acquisition tool for its advertisers, and a terrific means of monetizing the search page for its affiliates. In fact, OVER is one of the only successful internet advertising companies to survive and thrive during this period of broader advertising contraction and remains, far and away, the leader in pay-for-performance internet marketing. The company is highly profitable
(current operating margins are over 10% and we expect them to expand substantially over the next few years), has over $200 million in cash, no debt, and now has its core affiliate line up in place for the next several years. Perhaps most importantly, OVER also has a terrific management team that has kept a calm and measured perspective throughout this difficult period, focusing instead on the company's long-term prospects and the power of its internal momentum. With its affiliate deals now in place and the company's business model intact, the stock is now trading at less than 10 times next year's operating profits, which are still projected to grow in excess of 25% per year for the next several years. With this deal and volatility now behind us, we believe that fundamentals and earnings growth will once again drive the stock price higher.

THE CABLE SECTOR

In previous letters, we have described our thesis that the US cable industry will be a primary beneficiary of increased broadband penetration to the home. And, from an operating perspective, most of the public cable companies have begun to demonstrate the promise of this penetration with accelerating revenues and cash flows driven by new services and products, such as digital cable, high-speed internet access and telephony. These accomplishments have been overshadowed, however, by a troubling series of anomalous issues that have captured investor sentiment and pressured the industy's valuation this year. These issues include, among others, Cablevision's well-publicized dispute with the new YES Network over carriage of Yankee games; the disclosure by Adelphia Communications that the company had guaranteed but failed to disclose nearly $3 billion in personal loans to its controlling shareholders; the firing by Charter's Paul Allen of that company's well respected CEO; the bankruptcy of Excite@Home, the internet access supplier for many cable companies; the overhang of the AT&T-Comcast merger; and the decelerating pace of digital subscriber growth in certain markets. As a result of these and other factors, cable stocks have fallen dramatically with prices across the industry down nearly 40% in the first few months of this year.

While this performance has been disheartening, we have maintained our exposure to the sector, focusing predominantly on two of the smaller, less complex companies, Insight Communications and Mediacomm. The reason we have not abandoned these investments despite the pressures on the sector is our simple conclusion that the fundamental operating results at these companies have been strong and improving and have not been impacted by any of the above, company-specific issues. With valuations contracting to five-year sector lows at the same time revenue and cash flow growth rates are approaching five-year highs, we believe the market is "throwing the babies out with the bathwater" by seemingly reaching the conclusion that the problems of a few companies are indicative of broader problems with the industry. We disagree.

As we've highlighted in past letters, Insight is a leader in advanced services deployment, such as telephony, video-on-demand, interactive weather, entertainment, sports and news channels, and internet access. In addition, Insight's systems are highly efficient, as its subscribers are clustered tightly in 4 contiguous Midwestern states with the majority of those subscribers served from integrated 100,000+ subscriber head ends. This allows Insight to distribute its advanced services in a highly efficient low-cost manner. As its stock price was recently falling to new lows, Insight released preliminary results for its first fiscal quarter that demonstrated strong growth across all operating metrics, including strong basic, digital and data subscriber additions, a re-acceleration of advertising revenue, and the continued growth in the company's average revenue per subscriber. Not only dowe believe that Insight's operating performance deserves a higher valuation than its current 10.5x 2003 cash flow, but we believe that investors are giving little to no credit for Insight's strategic value to several of the larger cable operators in this rapidly consolidating industry.

We also believe that Mediacomm is drastically undervalued. MCCC has successfully
integrated  last  year's   acquisition  of  cable  systems   comprising  700,000
subscribers from AT&T and

BARON IOPPORTUNITY FUND
--------------------------------------------------------------------------------

is reaping the benefits of improved margins at these systems. Although more geographically dispersed than Insight, Mediacomm is also showing strong traction for its new digital and data services and, when coupled with the margin expansion potential at the AT&T systems, is projected to show some of the highest operating cash flow growth rates in the industry this year. Yet, despite its operating achievements and a highly liquid capital structure, at its current price, MCCC is trading at a nearly 50% discount, on a per subscriber basis, to the rest of the companies in the industry.

We believe that both MCCC and ICCI have the potential to double their operating cash flows over the next several years as new services generate higher monthly subscriber fees across a now relatively fixed operating cost base and capital structure. From current levels, we believe that the stock prices of both companies have the potential to increase dramatically over the next several years as other companies' headline grabbing issues fade and investors re-focus on industry fundamentals.

WIRELESS TOWERS

All of our investments in the wireless sector have been poor performers to date in 2002 including wireless carrier Sprint PCS, handset and infrastructure provider Nokia, and wireless tower operators American Tower and SBA Communications. The wireless industry as a whole has suffered this year from a combination of factors, including surprisingly weak subscriber additions in the normally seasonally strong fourth quarter, increased customer churn among major carriers, and the lingering global recession. These issues were compounded at the wireless tower companies by liquidity concerns brought on by those companies' excessive financial leverage. Although we initially reduced our exposure to the tower stocks several months ago (but not before incurring significant losses), we have begun to revisit these investments at current levels (down approximately 90% from year ago levels) and have recently repurchased equity and debt in both companies.

Our research has shown that while wireless subscriber growth has begun to slow (although it appears to have stabilized in early 2002), the amount of minutes used by wireless subscribers is continuing to grow rapidly as users take advantage of free long distance and large anytime minute buckets offered by the wireless operators. In order to handle this increased voice traffic, combat churn from spotty service, and offer advanced data communications and wireless internet access later this year, wireless operators are continuing to spend money to fill in and upgrade their networks. In fact, the capital expenditure budget in the wireless industry for 2002 is currently expected to be about $25 billion, slightly higher than last year's expenditures. And, the only significant way to substantially increase network coverage and capacity is by adding cell sites and next generation infrastructure equipment in the field, both of which translate into increased revenue for the tower operators. This thesis is supported by the surprisingly stable tower leasing trends recently reported by AMT and SBA, as well as the anectdotal evidence that carrier capital expenditure plans are continuing to increase as subscriber levels stabilize and the year progresses.

Moreover, we have concluded that neither AMT nor SBA is facing a liquidity crisis, as some have feared. Both companies have substantially curtailed future capital investment plans to preserve liquidity, and have focused on organically maximizing the cash flow potential of their current portfolios. Based on our and company projections, both companies are expected to turn free cash flow positive during 2003 with plenty of capital left available under their financing arrangements. Both companies should then rapidly pay down debt as cash flows continue to grow, causing leverage ratios to rapidly contract. Importantly, the capital restrictions instituted at AMT and SBA have been replicated throughout the tower industry, which has had the added benefit of reducing the expansion of the supply of towers in the field throughout the wireless industry. This should help further stabilize lease rates and the lease up of tenants on existing structures as carriers continue to expand their networks.

Finally, at current levels, both AMT and SBA are trading below the replacement cost for their towers, with no value allocated to the scarcity value and construction restrictions for these assets. This has often historically been a key valuation floor for other asset intensive industries.

SMARTFORCE

Our investment in e-learning company Smartforce has also been a disappointment this year. Following a first quarter earnings miss and substantially lowered guidance for the balance of the year, SMTF's stock has fallen significantly and is our worst performing investment this year. Our mistake was a simple one -- our erroneous belief that the compelling and immediate ROI that Smartforce offered its customers in shifting corporate learning and training to the web would override the significant across the board slowdown that has hit tech spending over the past several months. The lesson that few, if any, portions of discretionary spending

BARON IOPPORTUNITY FUND
--------------------------------------------------------------------------------

survive these contractions has been an expensive one.

Nevertheless, we believe that our basic thesis that e-learning will continue to take a greater share of the $65 billion primarily instructor led corporate training market is intact and we believe that e-learning's current 5% share of that budget could easily grow to 40% in the next three or four years. Why do we remain optimistic about the industry and the company in the face of SMTF's poor financial performance and contracting share price? Quite simply, because customers remain committed to this evolution despite the current level of activity. Speaking to customers, they tell us that e-learning will almost universally be more prevalent in their companies in the years to come than it is today, as they understand the cost savings, convenience, and enhanced outcomes e-learning offers. The problem, most customers report, is in getting any spending authorization from higher-up decision makers executed. This has been compounded (in the short term) by the fact that Smartforce's solutions have become more comprehensive and bigger ticket for their customers. While it is our conclusion that deals have not gone to the competition, or been cancelled, the cycle time to get deals closed has substantially increased.

Still, Smartforce is without doubt the 400-pound gorilla of the industry. It has the largest installed customer base with the broadest content library and the biggest and most powerful sales force. While the downturn has taken a harsh toll on almost all e-learning companies, we think that when the economy turns, Smartforce will be one of the survivors and in an even stronger position to sell its training solutions.

CONCLUSION

We hope that these letters continue to highlight some of the reasons for our optimism about this Fund in the face of these continued disappointing results. As noted above, we believe that we remain at the earliest stages of the dramatic changes being brought on by the internet and information technology. Changes that, we believe, will impact all industries. And, we believe that the Fund's diverse portfolio of terrific growth companies taking advantage of these changes offers substantial upside from current, depressed valuations.

We know that you, our investors, are as frustrated as we are in our losses and we are working tirelessly to justify the trust you've placed in us by investing in the iOpportunity Fund. We look forward to more rewarding periods of performance in the future.

Sincerely,

/s/ Mitch Rubin
---------------
    Mitch Rubin
    Portfolio Manager
    May 20, 2002

BARON FUNDS
--------------------------------------------------------------------------------

Table I (Unaudited)
--------------------------------------------------------------------------------

Portfolio Market Capitalization
--------------------------------------------------------------------------------

Baron Asset Fund invests primarily in small and medium sized companies; Baron Growth Fund and Baron Small Cap Fund invest primarily in small companies. Table I ranks the Fund's investments by their current market capitalization which often is greater than the market capitalization of the companies at the time in which they were first purchased.


BARON ASSET FUND
--------------------------------------------------------------------------------

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------

                              Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. .................................       $17,943        6.3%

                              Medium Capitalization
--------------------------------------------------------------------------------
Zimmer Holdings, Inc. ................................       $ 6,605        0.2%
Apollo Group, Inc., Cl A .............................         6,183        6.7
Anthem, Inc. .........................................         5,952        0.4
Robert Half Intl., Inc. ..............................         5,167        6.7
Caremark Rx, Inc. ....................................         4,539        0.2
Weight Watchers Intl., Inc. ..........................         4,033        0.5
Dollar Tree Stores, Inc. .............................         3,699        3.4
ChoicePoint, Inc. ....................................         3,670        9.2
Neuberger Berman, Inc. ...............................         3,297        0.3
Hispanic Broadcasting Corp. ..........................         3,161        1.0
Polo Ralph Lauren Corp., Cl A ........................         2,858        6.5
Cox Radio, Inc., Cl A ................................         2,841        0.9
Trigon Healthcare, Inc., Cl A  .......................         2,642        0.8
                                                                           ----
                                                                           36.8%

                              Small Capitalization
--------------------------------------------------------------------------------
XTO Energy, Inc. .....................................       $ 2,484        0.5%
Waddell & Reed Financial, Inc. .......................         2,454        0.5
Manor Care, Inc. .....................................         2,367        1.9
DeVry, Inc. ..........................................         2,103        4.1
Radio One, Inc. ......................................         2,051        0.6
OM Group, Inc.  ......................................         2,039        5.4
Harte-Hanks, Inc. ....................................         1,980        0.2
Four Seasons Hotels, Inc. ............................         1,844        0.3
Extended Stay America, Inc. ..........................         1,627        0.4
Ethan Allen Interiors, Inc. ..........................         1,474        2.1
Education Mgmt. Corp. ................................         1,466        2.6
Charles River Laboratories Intl., Inc. ...............         1,371        0.3
XM Satellite Radio Hldgs., Inc. ......................         1,221        0.4
Choice Hotels Intl., Inc. ............................           997        4.2
Seacor Smit, Inc. ....................................           988        2.5
Sotheby's Hldgs., Inc., Cl A .........................           986        9.9
Southern Union Co. ...................................           956        1.7
Sun Intl. Hotels, Ltd. ...............................           889        2.1
Industrie Natuzzi S.p.A., ADR ........................           848        0.6

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Vail Resorts, Inc. ...................................        $746          6.3%
Libbey, Inc. .........................................         591          3.3
Saga Comm., Inc., Cl A ...............................         414          2.9
Smart and Final, Inc. ................................         304          0.8
Alexander's, Inc. ....................................         302          0.7
DVI, Inc. ............................................         266          0.8
                                                                           ----
                                                                           55.1%

BARON GROWTH FUND
--------------------------------------------------------------------------------

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $6,183         1.6%
Robert Half Intl., Inc. ..............................        5,167         1.2
Weight Watchers Intl., Inc. ..........................        4,033         0.8
Dollar Tree Stores, Inc. .............................        3,699         1.6
ChoicePoint, Inc. ....................................        3,670         4.4
University of Phoenix Online .........................        3,394         3.2
BlackRock, Inc., Cl A ................................        2,887         1.6
Polo Ralph Lauren Corp., Cl A ........................        2,858         1.0
                                                                           ----
                                                                           15.4%

                              Small Capitalization
--------------------------------------------------------------------------------
Waddell & Reed Financial, Inc., Cl A .................       $2,454         2.0%
Manor Care, Inc. .....................................        2,367         0.8
Krispy Kreme Doughnuts, Inc. .........................        2,190         2.5
Community Health Systems, Inc. .......................        2,177         0.4
DeVry, Inc. ..........................................        2,103         0.8
Millipore Corp. ......................................        2,064         0.7
Radio One, Inc. ......................................        2,051         2.0
OM Group, Inc. .......................................        2,039         2.9
Catalina Marketing Corp. .............................        2,011         2.2
Harte-Hanks, Inc. ....................................        1,980         1.8
Four Seasons Hotels, Inc. ............................        1,844         0.2
Entravision Comm. Corp., Cl A ........................        1,771         0.2

BARON FUNDS
--------------------------------------------------------------------------------

BARON GROWTH FUND
--------------------------------------------------------------------------------

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Mediacom Comm. Corp., Cl A ...........................       $1,680         0.3%
Extended Stay America, Inc. ..........................        1,627         2.9
Getty Images, Inc. ...................................        1,560         1.0
Ethan Allen Interiors, Inc. ..........................        1,474         2.5
Education Mgmt. Corp. ................................        1,466         1.3
Fair, Isaac and Co., Inc. ............................        1,466         1.7
Chico's FAS, Inc. ....................................        1,383         2.5
Charles River Laboratories Intl., Inc. ...............        1,371         1.9
CheckFree Corp. ......................................        1,340         0.2
Jefferies Group, Inc. ................................        1,298         2.0
Linens `n Things, Inc. ...............................        1,241         1.2
LNR Property Corp. ...................................        1,210         0.5
Gabelli Asset Mgmt., Inc., Cl A ......................        1,191         1.3
Intrawest Corp. ......................................        1,087         1.0
Kinder Morgan Management, L.L.C. .....................        1,031         0.4
Province Healthcare Co. ..............................        1,007         1.1
Choice Hotels Intl., Inc. ............................          997         2.1
Seacor Smit, Inc. ....................................          988         1.6
Arbitron, Inc. .......................................          986         0.8
Sotheby's Hldgs., Inc., Cl A .........................          986         0.6
Southern Union Co. ...................................          956         2.6
Boyd Gaming Corp. ....................................          949         0.3
Kronos, Inc. .........................................          932         1.2
PRG-Schultz Intl., Inc. ..............................          894         1.2
Sun Intl. Hotels, Ltd. ...............................          889         2.9
Martha Stewart Living Omnimedia, Inc., Cl A ..........          878         0.2
Spanish Broadcasting System, Inc., Cl A...............          876         0.6
Cross Country, Inc. ..................................          869         1.3
Industrie Natuzzi S.p.A., ADR ........................          848         0.6
Ralcorp Hldgs., Inc. .................................          814         0.3
Vail Resorts, Inc. ...................................          746         1.9
Anteon Intl., Corp. ..................................          699         1.0
Symyx Technologies, Inc. .............................          634         0.8
Information Holdings, Inc. ...........................          627         0.8
Cell Genesys, Inc. ...................................          604         0.5
Mykrolis Corp. .......................................          604         0.2
SmartForce PLC, ADR ..................................          598         0.9
Libbey, Inc. .........................................          591         1.1
United Surgical Partners Intl., Inc. .................          561         1.4
AmSurg Corp. .........................................          546         0.7
Chiles Offshore, Inc. ................................          466         0.8
California Pizza Kitchen, Inc. .......................          463         1.3
Saga Comm., Inc., Cl A ...............................          414         1.7
Odyssey Healthcare, Inc. .............................          410         0.1
Heidrick & Struggles Intl., Inc. .....................          375         0.4
Smart and Final, Inc. ................................          304         1.0

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Alexander's, Inc. ....................................        $302          0.4%
DVI, Inc. ............................................         266          0.7
Rigel Pharmaceuticals, Inc. ..........................         161          0.3
Medallion Financial Corp. ............................         142          0.1
                                                                           ----
                                                                           70.7%


BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $6,183         2.2%
Ticketmaster .........................................        4,214         2.0
Westwood One, Inc. ...................................        4,104         2.0
Weight Watchers Intl., Inc. ..........................        4,033         1.9
Dollar Tree Stores, Inc. .............................        3,699         2.0
ChoicePoint, Inc. ....................................        3,670         4.0
University of Phoenix Online .........................        3,394         0.5
Iron Mountain, Inc. ..................................        2,677         3.4
99 Cents Only Stores .................................        2,673         0.4
                                                                           ----
                                                                           18.4%

                              Small Capitalization
--------------------------------------------------------------------------------
Viad Corp. ...........................................       $2,494         2.1%
Adolph Coors Co. .....................................        2,437         0.2
Krispy Kreme Doughnuts, Inc. .........................        2,190         1.5
Community Health Systems, Inc. .......................        2,177         1.9
DaVita, Inc. .........................................        2,140         1.9
Millipore Corp. ......................................        2,064         0.7
Radio One, Inc. ......................................        2,051         3.9
Catalina Marketing Corp. .............................        2,011         1.6
Four Seasons Hotels, Inc. ............................        1,844         1.0
Cheesecake Factory, Inc. .............................        1,789         0.2
Career Education Corp. ...............................        1,781         7.4
Entravision Comm. Corp., Cl A ........................        1,771         0.3
Interactive Data Corp. ...............................        1,573         1.9
Fair, Isaac and Co., Inc. ............................        1,466         0.6
Moore Corp., Ltd. ....................................        1,456         0.5
Six Flags, Inc. ......................................        1,430         1.9
Charles River Laboratories Intl., Inc. ...............        1,371         1.3
Corporate Executive Board Co. ........................        1,309         1.1
LNR Property Corp. ...................................        1,210         1.4
Gabelli Asset Mgmt., Inc., Cl A ......................        1,191         1.5
AMN Healthcare Services, Inc. ........................        1,097         0.6
Province Healthcare Co. ..............................        1,007         2.2
Waste Connections, Inc. ..............................          920         0.6
Sun Intl. Hotels, Ltd. ...............................          889         1.1
Ventas, Inc. .........................................          871         1.2

BARON FUNDS
--------------------------------------------------------------------------------


BARON SMALL CAP FUND
--------------------------------------------------------------------------------

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Cross Country, Inc. ..................................        $869          2.4%
Ameristar Casinos, Inc. ..............................         714          0.9
Anteon Intl., Corp. ..................................         699          1.2
Hot Topic, Inc. ......................................         657          1.6
Gentiva Health Services, Inc. ........................         643          1.1
Information Holdings, Inc. ...........................         627          2.4
Resources Connection, Inc. ...........................         623          1.9
FTI Consulting, Inc. .................................         619          0.9
Genesco, Inc. ........................................         606          1.0
Mykrolis Corp. .......................................         604          0.3
Viasys Healthcare, Inc. ..............................         585          2.1
United Surgical Partners Intl., Inc. .................         561          3.8
AmSurg Corp. .........................................         546          0.4
California Pizza Kitchen, Inc. .......................         463          1.9
MTR Gaming Group, Inc. ...............................         416          1.5
Kenneth Cole Productions, Inc., Cl A .................         394          1.0
Actuant Corp. ........................................         350          0.7
Restoration Hardware, Inc. ...........................         336          2.6
AMC Entertainment, Inc. ..............................         320          2.2
Premiere Technologies, Inc. ..........................         269          0.1
DVI, Inc. ............................................         266          0.6
Mosaic Group, Inc. ...................................         264          0.4
Safeguard Scientifics, Inc. ..........................         261          0.2
Genesys S.A. ADR .....................................         247          0.4
Penton Media, Inc.  ..................................         241          1.7
Liberty Livewire Corp. ...............................         230          0.2
Championship Auto Racing Teams, Inc. .................         208          0.3
Stelmar Shipping, Ltd. ...............................         199          0.3
Meridian Medical Technologies, Inc. ..................         159          0.5
ResortQuest Intl., Inc. ..............................         140          0.7
Mikohn Gaming Corp. ..................................          71          0.3
Equity Marketing, Inc. ...............................          70          0.8
The Sports Club Co., Inc. ............................          47          0.2
                                                                           ----
                                                                           75.2%


BARON IOPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Intel Corp. ..........................................      $203,838        1.3%
AOL Time Warner, Inc. ................................       105,056        2.5
Nokia Corp., ADR .....................................        97,811        1.1
Dell Computer Corp. ..................................        68,069        2.5

                                                             EQUITY        % OF
                                                           MARKET CAP       NET
COMPANY                                                   (IN MILLIONS)   ASSETS
--------------------------------------------------------------------------------
                        Large Capitalization  (Continued)
--------------------------------------------------------------------------------
Comcast Corp., Cl A ..................................       $30,058        1.7%
Accenture Ltd., Cl A .................................        24,989        3.7
Charles Schwab Corp. .................................        17,943        2.5
Veritas Software Corp. ...............................        17,570        0.7
eBay, Inc. ...........................................        15,829        1.8
USA Networks, Inc. ...................................        12,824        2.2
                                                                           ----
                                                                           20.0%

                              Medium Capitalization
--------------------------------------------------------------------------------
Flextronics Intl., Ltd. ..............................       $ 9,337        2.7%
Electronic Arts, Inc. ................................         8,387        1.3
Intuit, Inc. .........................................         8,159        1.6
Check Point Software Tech., Ltd. .....................         7,382        1.3
Gemstar TV Guide Int'l., Inc. ........................         6,181        0.8
Celestica, Inc. ......................................         5,958        1.9
BEA Systems, Inc. ....................................         5,557        0.4
VeriSign, Inc. .......................................         5,487        1.7
Amazon.com, Inc. .....................................         5,364        1.4
Ticketmaster .........................................         4,214        5.5
Metro-Goldwyn-Mayer, Inc. ............................         4,001        1.3
Expedia, Inc., Cl A ..................................         3,853        5.2
TMP Worldwide, Inc. ..................................         3,836        2.9
ChoicePoint, Inc. ....................................         3,670        2.2
University of Phoenix Online .........................         3,394        3.1
Hotel Reservations Network, Inc., Cl A ...............         3,389        7.2
                                                                           ----
                                                                           40.5%

                              Small Capitalization
--------------------------------------------------------------------------------
Research in Motion Ltd. ..............................       $ 1,980        0.5%
Mediacom Comm. Corp. .................................         1,680        2.2
Overture Services, Inc. ..............................         1,610        4.9
Getty Images, Inc. ...................................         1,560        2.9
CheckFree Corp. ......................................         1,340        0.7
XM Satellite Radio Hldgs., Inc. ......................         1,221        0.9
priceline.com, Inc. ..................................         1,200        1.5
Sotheby's Hldgs., Inc., Cl A .........................           986        2.3
FreeMarkets, Inc. ....................................           945        2.5
1-800-FLOWERS.COM ....................................           884        1.2
CNET Networks, Inc. ..................................           760        0.9
Take-Two Interactive Software, Inc. ..................           741        0.3
Precise Software Solutions, Ltd. .....................           663        0.8
Global Sports, Inc. ..................................           651        0.4
SmartForce PLC ADR ...................................           598        1.8
SkillSoft Corp. ......................................           401        1.2
CoStar Group, Inc. ...................................           358        1.2
drugstore.com, Inc. ..................................           168        0.9
SBA Comm. Corp., Cl A ................................           163        1.2
Bottomline Technologies (de), Inc. ...................           134        0.3
Dice, Inc. ...........................................            27        0.2
                                                                           ----
                                                                           28.8%

BARON FUNDS
--------------------------------------------------------------------------------

TABLE II (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                                                BARON
                                                                                          BARON       BARON     SMALL       BARON
                                                                                          ASSET      GROWTH      CAP    IOPPORTUNITY
                                                                                          FUND        FUND       FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         % OF         % OF       % OF       % OF
                                                                                       PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Leverage (Debt > 40% of Market Cap).................................................      12.5%       18.2%     17.6%       7.14%
Foreign Sales Dependent
  (Sales > 15%) ....................................................................      21.7        16.2      11.2        33.7
Oil Price Sensitivity...............................................................      17.0        16.1       2.4        12.4
Volatility (Beta > 1.2).............................................................      11.7        11.0      12.7        70.0
NASDAQ Securities...................................................................      12.8        30.8      38.6        71.6
Unseasoned Securities
  (Publicly owned
  for < 3 years)....................................................................       2.5        20.9      23.2        34.8
 (Publicly owned
  for < 1 year).....................................................................       1.0         5.3       7.6         3.7
Turnarounds.........................................................................       0.0         0.0       7.0         0.0
Development Companies...............................................................       0.0         0.5       4.3         3.1


TABLE III (UNAUDITED)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2002
--------------------------------------------------------------------------------

BARON ASSET FUND

One year                                                                   14.2%
--------------------------------------------------------------------------------
Two years                                                                  -6.9%
--------------------------------------------------------------------------------
Three years                                                                 1.2%
--------------------------------------------------------------------------------
Four years                                                                  1.2%
--------------------------------------------------------------------------------
Five years                                                                 10.0%
--------------------------------------------------------------------------------
Ten years                                                                  13.8%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              14.4%
--------------------------------------------------------------------------------


BARON GROWTH FUND

One year                                                                   27.7%
--------------------------------------------------------------------------------
Two years                                                                   5.3%
--------------------------------------------------------------------------------
Three years                                                                14.8%
--------------------------------------------------------------------------------
Four years                                                                 10.4%
--------------------------------------------------------------------------------
Five years                                                                 16.9%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            21.7%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                   25.7%
--------------------------------------------------------------------------------
Two years                                                                  -2.3%
--------------------------------------------------------------------------------
Three years                                                                12.7%
--------------------------------------------------------------------------------
Four years                                                                  9.5%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                            12.6%
--------------------------------------------------------------------------------


BARON IOPPORTUNITY FUND

One year                                                                   14.9%
--------------------------------------------------------------------------------
Two years                                                                 -25.2%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -24.9%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2002 (Unaudited)

     Shares                                           Cost          Value
--------------------------------------------------------------------------------
COMMON STOCKS (98.47%)
--------------------------------------------------------------------------------
              BUSINESS SERVICES (15.99%)
  5,000,000   ChoicePoint, Inc.*#                 $ 84,146,448  $288,000,000
    160,000   Harte-Hanks, Inc.                      3,932,858     5,062,400
  7,075,000   Robert Half Intl., Inc.*              57,341,406   208,854,000
                                                  ------------  ------------
                                                   145,420,712   501,916,400
              CHEMICAL (5.41%)
  2,350,000   OM Group, Inc.#                       70,783,270   169,905,000
              Consumer Services (10.42%)
 19,300,000   Sotheby's Hldgs., Inc., Cl A#        406,329,629   309,765,000
    450,000   Weight Watchers Intl., Inc.*          12,258,095    17,217,000
                                                  ------------  ------------
                                                   418,587,724   326,982,000
              EDUCATION (13.33%)
  3,900,000   Apollo Group, Inc., Cl A*             61,679,317   208,845,000
  4,300,000   DeVry, Inc.*#                         37,875,836   129,559,000
  1,900,000   Education Mgmt. Corp.*#               19,010,418    80,123,000
                                                  ------------  ------------
                                                   118,565,571   418,527,000
              ENERGY (2.99%)
  1,575,000   Seacor Smit, Inc.*#                   49,023,645    77,175,000
    825,000   XTO Energy, Inc.                      11,850,114    16,541,250
                                                  ------------  ------------
                                                    60,873,759    93,716,250
              FINANCIAL (7.90%)
 15,125,000   Charles Schwab Corp.                  43,379,861   197,986,250
  1,378,600   DVI, Inc.*#                           17,466,410    25,366,240
    200,000   Neuberger Berman, Inc.                 8,542,592     9,370,000
    500,000   Waddell & Reed Financial, Inc.        14,382,350    15,240,000
                                                  ------------  ------------
                                                    83,771,213   247,962,490
              HEALTH SERVICES (3.80%)
     25,000   Alcon, Inc.*                             825,000       846,250
    220,000   Anthem, Inc.*                         10,023,625    12,665,400
    270,000   Caremark Rx, Inc.*                     4,158,521     5,265,000
    265,000   Charles River Laboratories
                Intl., Inc.*                         8,102,333     8,215,000
  2,600,000   Manor Care, Inc.*                     55,568,388    60,580,000
    335,000   Trigon Healthcare, Inc., Cl A *       21,914,741    24,729,700
    200,000   Zimmer Holdings, Inc.*                 6,087,903     6,810,000
                                                  ------------  ------------
                                                   106,680,511   119,111,350
              HOTELS AND LODGING (4.98%)
  5,500,000   Choice Hotels Intl., Inc.*#           65,045,383   132,715,000
    750,000   Extended Stay America, Inc.*          10,764,425    13,050,000
    200,000   Four Seasons Hotels, Inc.              4,784,165    10,656,000
                                                  ------------  ------------
                                                    80,593,973   156,421,000
              MEDIA AND ENTERTAINMENT (5.44%)
  1,000,000   Cox Radio, Inc., Cl A*                 6,352,271    28,400,000
  1,120,000   Hispanic Broadcasting Corp.*           7,413,491    32,614,400
    290,000   Radio One, Inc., Cl A*                 2,373,395     6,310,400
    550,000   Radio One, Inc., Cl D*                 3,759,045    11,330,000
  3,659,999   Saga Comm., Inc., Cl A*#              30,830,634    92,231,975
                                                  ------------  ------------
                                                    50,728,836   170,886,775
              REAL ESTATE AND REITs (0.67%)
    350,000   Alexander's, Inc.*#                   23,725,831    21,157,500
              Recreation and Resorts (9.07%)
  2,400,000   Sun Intl. Hotels, Ltd.*#              77,808,281    65,304,000
  9,350,000   Vail Resorts, Inc.*#                 226,319,714   198,500,500
      7,692   Valvino Lamore, LLC@                  20,800,000    20,800,000
                                                  ------------  ------------
                                                   324,927,995   284,604,500


       Shares                                       Cost           Value
 ---------------------------------------------------------------------------

                RETAIL TRADE AND RESTAURANTS (12.92%)
    3,300,000   Dollar Tree Stores, Inc.*      $  27,923,106    $ 108,273,000
    1,750,000   Ethan Allen Interiors, Inc.       50,096,693       66,605,000
    7,000,000   Polo Ralph Lauren Corp.,
                 Cl A*                           169,754,459      204,260,000
    2,560,000   Smart and Final, Inc.*#           34,413,436       26,470,400
                                               -------------    -------------
                                                 282,187,694      405,608,400
                UTILITY SERVICES (1.68%)
    2,881,900   Southern Union Co.*#              46,041,282       52,796,408
                Wholesale Trade (3.87%)
    1,240,000   Industrie Natuzzi S.p.A.,
                ADR                               19,953,752       18,290,000
    2,675,000   Libbey, Inc.#                     91,514,355      103,041,000
                                               -------------    -------------
                                                 111,468,107      121,331,000
                                               -------------    -------------
TOTAL COMMON STOCKS
                                               1,924,356,478    3,090,926,073
                                               -------------    -------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.73%)
--------------------------------------------------------------------------------

                EDUCATION (0.05%)
       78,948   Apollo International, Inc.
                S-A CV Pfd.*@                      1,500,012        1,500,012
                HEALTH SERVICES (0.29%)
        5,753   Somerford Corp. S-A Conv.
                 Pfd.* @                           9,000,000        9,000,051
                MEDIA AND ENTERTAINMENT (0.39%)
       18,483   XM Satellite Radio Hldgs.,
                Inc.
                 8.25% Series C Conv. Pfd
                 due 2012@                        20,990,527       12,287,498
                                               -------------    -------------
TOTAL CONVERTIBLE PREFERRED STOCKS                31,490,539       22,787,561
                                               -------------    -------------

--------------------------------------------------------------------------------
WARRANTS (0.06%)
--------------------------------------------------------------------------------

                REAL ESTATE AND REITs
    2,127,660   Corrections Corporation of
                 America Warrants
                 Exp 09/29/2005*@                          0        1,842,553
                                               -------------    -------------

PRINCIPAL AMOUNT
--------------------------------------------------------------------------------
CORPORATE BONDS (0.10%)
--------------------------------------------------------------------------------

                HEALTH SERVICES
$   3,000,000   Somerford Corp. 8.50% Sub.
                 Conv. Deb. due
                 04/23/2006@                       3,000,000        3,000,000
                                               -------------    -------------

--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (0.79%)
--------------------------------------------------------------------------------

  24,900,000   Exxon Asset Management Co.
                 1.45% due 04/01/2002             24,900,000       24,900,000
                                              --------------   --------------
TOTAL INVESTMENTS (100.15%)                   $1,983,747,017**  3,143,456,187
                                              ==============
LIABILITIES LESS CASH AND
 OTHER ASSETS (-0.15%)                                             (4,560,227)
                                                               --------------
NET ASSETS (EQUIVALENT TO $47.14 PER
 SHARE BASED ON 66,593,538 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                              $3,138,895,960
                                                               ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $1,983,946,621. Aggregate unrealized appreciation and depreciation of investments are $1,327,941,282 and $168,431,716, respectively.


                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2002 (Unaudited)

     Shares                                             Cost        Value
--------------------------------------------------------------------------------
COMMON STOCKS (86.06%)

              BUSINESS SERVICES (14.54%)
    580,000   Catalina Marketing Corp.*             $19,862,839  $21,170,000
    125,000   CheckFree Corp.*                        1,816,778    1,916,250
    730,000   ChoicePoint, Inc.*                     14,341,246   42,048,000
    260,000   Fair, Isaac and Co., Inc.              14,888,171   16,481,400
    550,000   Harte-Hanks, Inc.                      14,354,427   17,402,000
    180,000   Heidrick & Struggles Intl., Inc.*       3,510,367    3,744,000
    250,000   Kronos, Inc.*                           4,864,062   11,745,000
    825,000   PRG-Schultz Intl., Inc.*               10,076,763   11,591,250
    400,000   Robert Half Intl., Inc.*                2,665,467   11,808,000
                                                    -----------  -----------
                                                     86,380,120  137,905,900
              CABLE (0.29%)
    200,000   Mediacom Comm. Corp., Cl A *            3,045,771    2,802,000
              Chemical (4.63%)
    160,000   Millipore Corp.                         8,272,307    7,078,400
    108,290   Mykrolis Corp.*                           957,350    1,655,754
    380,000   OM Group, Inc.                         13,103,264   27,474,000
    370,600   Symyx Technologies, Inc.*               8,163,235    7,652,890
                                                    -----------  -----------
                                                     30,496,156   43,861,044
              CONSUMER SERVICES (1.42%)
    360,000   Sotheby's Hldgs., Inc., Cl A            8,449,769    5,778,000
    200,000   Weight Watchers Intl., Inc.*            5,882,958    7,652,000
                                                    -----------  -----------
                                                     14,332,727   13,430,000
              EDUCATION (7.78%)
    290,000   Apollo Group, Inc., Cl A*               4,090,553   15,529,500
    260,000   DeVry, Inc.*                            2,323,166    7,833,800
    280,000   Education Mgmt. Corp.*                  2,636,453   11,807,600
    775,000   SmartForce PLC, ADR*                   15,298,167    8,137,500
    729,000   University of Phoenix Online*          17,587,295   30,501,360
                                                    -----------  -----------
                                                     41,935,634   73,809,760
              ENERGY SERVICES (2.83%)
    344,000   Chiles Offshore, Inc.*                  6,405,067    7,912,000
    125,000   Kinder Morgan Management, L.L.C.*       3,838,016    4,207,500
    300,000   Seacor Smit, Inc.*                     11,068,627   14,700,000
                                                    -----------  -----------
                                                     21,311,710   26,819,500
              FINANCIAL (7.74%)
     93,333   Bingham Financial Services Corp.*@      1,399,995       63,840
    350,000   BlackRock, Inc., Cl A*                  7,036,572   15,610,000
    364,800   DVI, Inc.*                              5,100,020    6,712,320
    299,000   Gabelli Asset Mgmt., Inc., Cl A*        4,438,566   11,870,300
    400,000   Jefferies Group, Inc.                  16,716,054   19,280,000
    100,000   Medallion Financial Corp.               1,096,000      777,000
    625,000   Waddell & Reed Financial, Inc., Cl A   19,249,594   19,050,000
                                                    -----------  -----------
                                                     55,036,801   73,363,460
              FOOD AND AGRICULTURE (0.29%)
    100,000   Ralcorp Hldgs., Inc.*                   1,727,735    2,720,000
              GOVERNMENT SERVICES (1.01%)
    460,000   Anteon Intl., Corp.*                    9,331,198    9,568,000
              HEALTH SERVICES (8.36%)
    235,000   AmSurg Corp.                            5,575,231    6,394,350
    250,000   Cell Genesys, Inc.*                     5,243,512    4,237,500
    570,000   Charles River Laboratories Intl.,
              Inc.*                                  17,079,194   17,670,000
    175,000   Community Health Systems, Inc.*         4,047,208    3,869,250
    450,000   Cross Country, Inc.*                   12,102,725   12,150,000
    320,000   Manor Care, Inc.*                       4,631,326    7,456,000
     30,000   Odyssey Healthcare, Inc.*                 801,300      801,300
    340,000   Province Healthcare Co.*                9,898,664   10,801,800
    732,500   Rigel Pharmaceuticals, Inc.*            5,128,653    2,600,375
    575,000   United Surgical Partners Intl.,
              Inc.*                                  11,169,552   13,340,000
                                                    -----------  -----------
                                                     75,677,365   79,320,575
              HOTELS AND LODGING (5.26%)
    825,000   Choice Hotels Intl., Inc.*              9,664,735   19,907,250
  1,600,000   Extended Stay America, Inc.*           19,953,459   27,840,000
     40,000   Four Seasons Hotels, Inc.               1,542,900    2,131,200
                                                    -----------  -----------
                                                     31,161,094   49,878,450


     Shares                                           Cost          Value
--------------------------------------------------------------------------------

              MEDIA AND ENTERTAINMENT (4.47%)
    139,400   Entravision Comm. Corp., Cl A*       $  1,208,862   $  2,063,120
    275,000   Radio One, Inc., Cl A*                  2,801,501      5,984,000
    645,000   Radio One, Inc., Cl D*                  6,688,858     13,287,000
    620,200   Saga Comm., Inc., Cl A*                 6,930,347     15,629,040
    400,000   Spanish Broadcasting System,
                Inc., Cl A*                           2,134,259      5,420,000
                                                   ------------   ------------
                                                     19,763,827     42,383,160
              PRINTING AND PUBLISHING (2.78%)
    225,000   Arbitron, Inc.*                         7,465,568      7,605,000
    320,000   Getty Images, Inc.*                     6,723,207      9,587,200
    260,000   Information Holdings, Inc.*             6,995,846      7,488,000
     95,500   Martha Stewart Living
                Omnimedia, Inc., Cl A*                1,457,278      1,709,450
                                                   ------------   ------------
                                                     22,641,899     26,389,650
              REAL ESTATE AND REITs (0.86%)
     60,000   Alexander's, Inc.*                      4,501,290      3,627,000
    130,000   LNR Property Corp.                      4,447,281      4,559,100
                                                   ------------   ------------
                                                      8,948,571      8,186,100
              RECREATION AND RESORTS (6.01%)
    175,000   Boyd Gaming Corp.*                      1,213,813      2,632,000
    530,000   Intrawest Corp.                         9,122,859      9,577,100
  1,000,000   Sun Intl. Hotels, Ltd.*                24,687,434     27,210,000
    825,600   Vail Resorts, Inc.*                    15,160,590     17,527,488
                                                   ------------   ------------
                                                     50,184,696     56,946,588
              RETAIL TRADE AND RESTAURANTS (13.47%)
    500,000   California Pizza Kitchen, Inc.*        11,188,810     12,505,000
    690,000   Chico's FAS, Inc.*                     14,954,723     23,253,000
    460,000   Dollar Tree Stores, Inc.*               5,151,828     15,092,600
    610,000   Ethan Allen Interiors, Inc.            16,035,441     23,216,600
    575,000   Krispy Kreme Doughnuts, Inc.*          12,613,134     23,488,750
    360,000   Linens 'n Things, Inc.*                10,553,169     10,990,800
    340,000   Polo Ralph Lauren Corp., Cl A*          7,136,041      9,921,200
    900,000   Smart and Final, Inc.*                  8,228,516      9,306,000
                                                   ------------   ------------
                                                     85,861,662    127,773,950
              UTILITY SERVICES (2.61%)
  1,349,599   Southern Union Co.*                    19,642,891     24,724,654
              WHOLESALE TRADE (1.71%)
    380,000   Industrie Natuzzi S.p.A., ADR           6,797,046      5,605,000
    275,000   Libbey, Inc.                            7,955,207     10,593,000
                                                   ------------   ------------
                                                     14,752,253     16,198,000
                                                   ------------   ------------
TOTAL COMMON STOCKS                                 592,232,110    816,080,791
                                                   ------------   ------------

Principal Amount
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (15.83%)
--------------------------------------------------------------------------------
$ 150,135,999   Exxon Asset Management Co.
                 1.45% due 04/01/2002               150,135,999    150,135,999
                                                   ------------   ------------
TOTAL INVESTMENTS (101.89%)                        $742,368,109**  966,216,790
                                                   ============
LIABILITIES LESS
 CASH AND OTHER ASSETS (-1.89%)                                    (17,971,098)
                                                                  ------------
NET ASSETS (EQUIVALENT TO $32.06 PER SHARE
 BASED ON 29,576,612 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                            $948,245,692
                                                                  ============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $744,109,282. Aggregate unrealized appreciation and depreciation of investments are $244,232,245 and $22,124,737, respectively.



                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2002 (Unaudited)

       Shares                                                      Value
--------------------------------------------------------------------------------
COMMON STOCKS (92.42%)
--------------------------------------------------------------------------------

                 BUSINESS SERVICES (15.90%)
      128,300    Actuant Corp.*                                 $  5,536,145
      350,000    Catalina Marketing Corp.*                        12,775,000
      550,000    ChoicePoint, Inc.*                               31,680,000
      225,000    Corporate Executive Board Co.*                    8,439,975
       75,000    Fair, Isaac and Co., Inc.                         4,754,250
      225,000    FTI Consulting, Inc.*                             6,970,500
      855,000    Interactive Data Corp.                           15,005,250
      850,000    Iron Mountain, Inc.*                             26,962,000
      525,000    Resources Connection, Inc.*                      15,188,250
                                                                ------------
                                                                 127,311,370
                 CHEMICAL (0.98%)
      125,000    Millipore Corp.                                   5,530,000
      149,999    Mykrolis Corp.*                                   2,293,454
                                                                ------------
                                                                   7,823,454
                 COMMUNICATIONS (1.02%)
      500,000    Genesys S.A., ADR*                                3,210,000
      250,000    Liberty Livewire Corp.*                           1,445,000
    1,500,000    Mosaic Group, Inc.*                               3,540,000
                                                                ------------
                                                                   8,195,000
                 CONSUMER PRODUCTS (0.77%)
      500,000    Equity Marketing, Inc.*#                          6,150,000
                 CONSUMER SERVICES (1.91%)
      400,000    Weight Watchers Intl., Inc.*                     15,304,000
                 EDUCATION (10.12%)
      325,000    Apollo Group, Inc., Cl A*                        17,403,750
    1,500,000    Career Education Corp.*                          59,400,000
      100,000    University of Phoenix Online*                     4,184,000
                                                                ------------
                                                                  80,987,750
                 ENERGY SERVICES (0.26%)
      125,000    Stelmar Shipping, Ltd.*                           2,090,000
                 ENVIRONMENTAL (0.63%)
      150,000    Waste Connections, Inc.*                          5,026,500
                 FINANCIAL (2.12%)
      278,100    DVI, Inc.*                                        5,117,040
      299,000    Gabelli Asset Mgmt., Inc., Cl A*                 11,870,300
                                                                ------------
                                                                  16,987,340
                 FOOD AND AGRICULTURE (0.21%)
       25,000    Adolph Coors Co.                                  1,686,750
                 GOVERNMENT SERVICES (1.17%)
      450,000    Anteon Intl., Corp.*                              9,360,000
                 HEALTH SERVICES (16.08%)
      175,000    AMN Healthcare Services, Inc.*                    4,707,500
      125,000    AmSurg Corp.                                      3,401,250
      343,000    Charles River Laboratories Intl., Inc.*          10,633,000
      700,000    Community Health Systems, Inc.*                  15,477,000
      724,900    Cross Country, Inc.*                             19,572,300
      600,000    DaVita, Inc.*                                    15,180,000
      342,500    Gentiva Health Services, Inc.*                    8,480,300
      100,000    Meridian Medical Technologies, Inc.*              3,617,000
      550,000    Province Healthcare Co.*                         17,473,500
    1,300,000    United Surgical Partners Intl., Inc.*#           30,160,000
                                                                ------------
                                                                 128,701,850
                 HOTELS AND LODGING (1.70%)
      150,000    Four Seasons Hotels, Inc.                         7,992,000
      775,000    ResortQuest Intl., Inc.*                          5,657,500
                                                                ------------
                                                                  13,649,500
                 INDUSTRIAL SERVICES (2.10%)
      600,000    Viad Corp.                                       16,800,000
                 MEDIA AND ENTERTAINMENT (10.44%)
    1,300,000    AMC Entertainment, Inc.*                         17,732,000
      160,000    Entravision Comm. Corp., Cl A*                    2,368,000
    1,500,000    Radio One, Inc., Cl D*                           30,900,000
      550,000    Ticketmaster*                                    16,269,000
      425,000    Westwood One, Inc.*                              16,298,750
                                                                ------------
                                                                  83,567,750
                 MEDICAL EQUIPMENT (2.11%)
      750,000    Viasys Healthcare, Inc.*                         16,867,500


       Shares                                                      Value
--------------------------------------------------------------------------------

                 PRINTING AND PUBLISHING (3.75%)
      665,300    Information Holdings, Inc.*                   $  19,160,640
      300,000    Moore Corp., Ltd.                                 3,903,000
      925,000    Penton Media, Inc.                                6,983,750
                                                                ------------
                                                                  30,047,390
                 REAL ESTATE AND REITs (2.61%)
      325,000    LNR Property Corp.                               11,397,750
      750,000    Ventas, Inc.                                      9,487,500
                                                                ------------
                                                                  20,885,250
                 RECREATION AND RESORTS (6.23%)
      248,700    Ameristar Casinos, Inc.*                          6,834,276
      200,000    Championship Auto Racing Teams, Inc.*             2,822,000
      500,000    Mikohn Gaming Corp.*                              2,795,000
      800,000    MTR Gaming Group, Inc.*                          12,344,000
      850,000    Six Flags, Inc.*                                 15,181,000
      315,000    Sun Intl. Hotels, Ltd.*                           8,571,150
      500,000    The Sports Club Co., Inc.*                        1,300,000
                                                                ------------
                                                                  49,847,426
                 RETAIL TRADE AND RESTAURANTS (12.31%)
       75,000    99 Cents Only Stores                              2,875,500
      600,000    California Pizza Kitchen, Inc.*                  15,006,000
       50,000    Cheesecake Factory, Inc.*                         1,845,000
      500,000    Dollar Tree Stores, Inc.*                        16,405,000
      300,000    Genesco, Inc.*                                    8,271,000
      625,000    Hot Topic, Inc.*                                 13,062,500
      400,000    Kenneth Cole Productions, Inc., Cl A*             8,028,000
      300,000    Krispy Kreme Doughnuts, Inc.*                    12,255,000
      700,000    Restoration Hardware, Inc.*@#                     8,312,500
    1,000,000    Restoration Hardware, Inc.*#                     12,500,000
                                                                ------------
                                                                  98,560,500
TOTAL COMMON STOCKS
 (Cost $487,892,767)                                             739,849,330
                                                                ------------


Principal Amount
--------------------------------------------------------------------------------
CORPORATE BONDS (1.18%)

                 BUSINESS SERVICES (0.24%)
$ 3,000,000      Safeguard Scientifics, Inc. 5.00% Sub.
                   NT due 06/15/2006                               1,905,000
                 COMMUNICATIONS (0.10%)
    986,000      Premiere Technologies, Inc. 5.75% Sub.
                   NT Conv. due 07/01/2004                           818,380
                 HEALTH SERVICES (0.04%)
  3,250,000      U.S. Diagnostic, Inc. 9.00% Conv. Sub. Deb.
                 due 03/31/2003*                                     300,000
                 PRINTING AND PUBLISHING (0.80%)
  8,000,000      Penton Media, Inc. 10.375% Sr. Sub. NT
                 due 06/15/2011                                    6,400,000
                                                                 -----------
TOTAL CORPORATE BONDS
 (COST $10,314,255)                                                9,423,380
                                                                 -----------
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (5.73%)
--------------------------------------------------------------------------------

                 Exxon Asset Management Corp. 1.45%
  45,841,999     due 04/01/2002 (Cost $45,841,999)                45,841,999
                                                                ------------
TOTAL INVESTMENTS (99.33%)
 (COST $544,049,021**)                                           795,114,709
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.67%)                                          5,383,117
                                                                ------------
NET ASSETS (EQUIVALENT TO $16.58 PER
 SHARE BASED ON 48,269,040 SHARES
 OF BENEFICIAL INTEREST OUTSTANDING)                            $800,497,826
                                                                ============

---------------
%   Represents percentage of net assets
@   Restricted security
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $545,700,130. Aggregate unrealized appreciation and depreciation of investments are $265,256,850 and $15,842,271, respectively.


                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2002 (Unaudited)

       Shares                                                      Value
--------------------------------------------------------------------------------
COMMON STOCKS (88.33%)
--------------------------------------------------------------------------------

                 BUSINESS SERVICES (13.85%)
      130,000    Accenture Ltd., Cl A*                          $  3,471,000
       40,000    CheckFree Corp.*                                    613,200
       35,000    ChoicePoint, Inc.*                                2,016,000
       79,000    Dice, Inc.*                                         197,500
      100,000    FreeMarkets, Inc.*                                2,297,000
       80,000    TMP Worldwide, Inc.*                              2,757,600
       60,000    VeriSign, Inc.*                                   1,620,000
                                                                ------------
                                                                  12,972,300
                 CABLE (3.94%)
       50,000    Comcast Corp., Cl A*                              1,590,000
      150,000    Mediacom Comm. Corp.*                             2,101,500
                                                                ------------
                                                                   3,691,500
                 COMMUNICATIONS (2.43%)
       50,000    Nokia Corp., ADR                                  1,037,000
       15,000    Research in Motion Ltd.*                            416,550
      250,000    SBA Comm. Corp., Cl A*                              822,500
                                                                ------------
                                                                   2,276,050
                 CONSUMER SERVICES (19.89%)
       85,000    1-800-FLOWERS.COM*                                1,157,700
      100,000    AOL Time Warner, Inc. *                           2,365,000
      159,000    CNET Networks, Inc.*                                871,320
       50,000    CoStar Group, Inc.*                               1,138,000
       70,000    Expedia, Inc., Cl A*                              4,888,800
      165,000    Overture Services, Inc.*                          4,606,800
      275,000    priceline.com, Inc.*                              1,438,250
      135,000    Sotheby's Hldgs., Inc., Cl A                      2,166,750
                                                                ------------
                                                                  18,632,620
                 EDUCATION (6.15%)
       50,000    SkillSoft Corp.*                                  1,152,500
      160,000    SmartForce PLC ADR*                               1,680,000
       70,000    University of Phoenix Online*                     2,928,800
                                                                ------------
                                                                   5,761,300
                 ENTERPRISE HARDWARE (3.81%)
       90,000    Dell Computer Corp.*                              2,349,900
       40,000    Intel Corp.                                       1,216,400
                                                                ------------
                                                                   3,566,300
                 FINANCIAL (2.51%)
      180,000    Charles Schwab Corp.                              2,356,200
                 HOTELS AND LODGING (7.23%)
      115,000    Hotel Reservations Network, Inc., Cl A*           6,776,950
                 MANUFACTURING (4.66%)
       50,000    Celestica, Inc.*                                  1,813,000
      140,000    Flextronics Intl., Ltd.*                          2,555,000
                                                                ------------
                                                                   4,368,000
                 MEDIA AND ENTERTAINMENT (11.15%)
       20,000    Electronic Arts, Inc.*                            1,216,000
       50,000    Gemstar TV Guide Int'l., Inc.*                      739,500
       75,000    Metro-Goldwyn-Mayer, Inc.*                        1,246,500
      175,000    Ticketmaster*                                     5,176,500
       65,000    USA Networks, Inc.*                               2,065,050
                                                                ------------
                                                                  10,443,550
                 PRINTING AND PUBLISHING (2.88%)
       90,000    Getty Images, Inc.*                               2,696,400


       Shares                                                      Value
--------------------------------------------------------------------------------

                 RETAIL TRADE AND RESTAURANTS (4.43%)
       90,000    Amazon.com, Inc.*                              $  1,287,000
      350,000    drugstore.com, Inc.*                                875,000
       29,000    eBay, Inc.*                                       1,642,560
       20,000    Global Sports, Inc.*                                342,000
                                                                ------------
                                                                   4,146,560
                 SOFTWARE (5.40%)
       29,000    BEA Systems, Inc.*                                  397,590
       30,000    Bottomline Technologies (de), Inc.*                 253,500
       40,000    Check Point Software Tech., Ltd.*                 1,216,000
       40,000    Intuit, Inc.*                                     1,534,400
       30,000    Precise Software Solutions, Ltd.*                   698,700
       15,000    Take-Two Interactive Software, Inc.*                301,500
       15,000    Veritas Software Corp.*                             657,450
                                                                ------------
                                                                   5,059,140
                                                                ------------
TOTAL COMMON STOCKS
 (Cost $72,849,462)                                               82,746,870
                                                                ------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.85%)
--------------------------------------------------------------------------------

                 MEDIA AND ENTERTAINMENT
        1,193    XM Satellite Radio Hldgs., Inc.
                  8.25% Series C Conv. Pfd
                  due 2012 @ (Cost $1,354,850)                       793,107
                                                                ------------

--------------------------------------------------------------------------------
WARRANTS (0.68%)
--------------------------------------------------------------------------------

                 CONSUMER SERVICES
       18,000    Expedia, Inc.
                  Warrants Exp 09/29/2005* (Cost $321,373)           641,124
                                                                ------------

PRINCIPAL AMOUNT
--------------------------------------------------------------------------------
CORPORATE BONDS (0.32%)
--------------------------------------------------------------------------------

                 COMMUNICATIONS
$     500,000    SBA Communications, Corp. Conv. Sub.
                  Deb. due 03/01/2008 (Cost $342,500)                300,000
                                                                ------------

--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (9.96%)
--------------------------------------------------------------------------------

    9,326,999    Exxon Asset Management Co.
                  1.45% due 04/01/2002 (Cost $9,326,999)           9,326,999
                                                                ------------
TOTAL INVESTMENTS (100.14%)
 (COST $84,195,184**)                                             93,808,100
LIABILITIES LESS
 CASH AND OTHER ASSETS (-0.14%)                                    (132,071)
                                                                ------------
NET ASSETS (EQUIVALENT TO $5.49 PER
 SHARE BASED ON 17,059,289 SHARES
 OF BENEFICIAL INTEREST OUTSTANDING)                            $ 93,676,029
                                                                ============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $89,442,381. Aggregate unrealized appreciation and depreciation of investments are $20,492,461 and $16,126,742, respectively.


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MARCH 31, 2002 (Unaudited)

                                                               Baron Asset     Baron Growth    Baron Small Cap   Baron iOpportunity
                                                                  Fund             Fund             Fund                Fund

ASSETS:
 Investments in securities, at value
   Unaffiliated issuers
   (Cost $703,412,445, $742,368,109, $507,557,112 and
      $84,195,184, respectively)                             $1,371,346,164    $966,216,790     $737,992,209        $  93,808,100
   "Affiliated" issuers (Cost $1,280,334,572, $0,
      $36,491,909 and $0, respectively)                       1,772,110,023               0       57,122,500                    0
 Cash                                                                64,681         112,324          187,721              250,200
 Dividends and interest receivable                                  184,979          37,081          363,516                9,929
 Receivable for securities sold                                   6,693,511         966,016        9,954,308                    0
 Receivable for shares sold                                       2,852,559       9,571,493        4,096,539               45,822
 Unamortized organization costs                                           0               0            2,847                    0
 Prepaid expenses                                                    46,799               0                0                    0
                                                             --------------    ------------     ------------        -------------
                                                              3,153,298,716     976,903,704      809,719,640           94,114,051
                                                             --------------    ------------     ------------        -------------
LIABILITIES:
 Payable for securities purchased                                         0      28,333,230        8,854,635              384,263
 Payable for shares redeemed                                     13,006,268         194,752          222,082               52,016
 Accrued organization costs                                               0               0            2,847                    0
 Professional fees payable                                        1,026,952           8,249                0                    0
 Accrued expenses and other payables                                369,536         121,781          142,250                1,743
                                                             --------------    ------------     ------------        -------------
                                                                 14,402,756      28,658,012        9,221,814              438,022
                                                             --------------    ------------     ------------        -------------
NET ASSETS                                                   $3,138,895,960    $948,245,692     $800,497,826        $  93,676,029
                                                             ==============    ============     ============        =============
NET ASSETS CONSIST OF:
 Capital paid-in                                              2,012,018,874     729,463,785      513,143,199          189,852,828
 Accumulated net investment loss                                (17,189,268)     (3,451,724)      (3,052,084)            (527,148)
 Accumulated net realized gain (loss)                           (15,642,816)     (1,615,050)      39,341,023         (105,262,567)
 Net unrealized appreciation on investments                   1,159,709,170     223,848,681      251,065,688            9,612,916
                                                             --------------    ------------     ------------        -------------
NET ASSETS                                                   $3,138,895,960    $948,245,692     $800,497,826        $  93,676,029
                                                             ==============    ============     ============        =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($.01 par value; indefinite shares authorized)                  66,593,538      29,576,612       48,269,040           17,059,289
                                                             ==============    ============     ============        =============
NET ASSET VALUE PER SHARE                                    $        47.14    $      32.06     $      16.58        $        5.49
                                                             ==============    ============     ============        =============

                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the six months ended March 31, 2002 (Unaudited)

                                                                Baron Asset    Baron Growth    Baron Small Cap   Baron iOpportunity
                                                                   Fund            Fund             Fund                Fund

INVESTMENT INCOME:
 INCOME:
   Interest                                                    $    144,393    $    934,850     $  1,081,479         $    86,950
   Dividends -- unaffiliated issuers                              1,457,439         320,629          462,819              79,429
   Dividends -- "affiliated" issuers                              1,197,281               0                0                   0
                                                               ------------    ------------     ------------         -----------
   Total income                                                   2,799,113       1,255,479        1,544,298             166,379
                                                               ------------    ------------     ------------         -----------
 EXPENSES:
   Investment advisory fees                                      14,664,738       3,483,741        3,370,116             462,351
   Distribution fees                                              3,666,187         870,936          842,530             115,588
   Shareholder servicing agent fees                                 501,900         153,150          126,720              74,392
   Reports to shareholders                                          700,500         124,250          172,500              59,133
   Professional fees                                                183,419          24,040           31,220              17,277
   Registration and filing fees                                      40,900          19,260           17,750              10,695
   Custodian fees                                                    43,320          16,420           16,320               6,494
   Trustee fees                                                      29,985           7,096            6,886                 987
   Amortization of organization costs                                     0               0            2,845                   0
   Miscellaneous                                                     53,094           8,310            9,495               1,431
                                                               ------------    ------------     ------------         -----------
   Total operating expenses                                      19,884,043       4,707,203        4,596,382             748,348
   Interest expense                                                 104,338               0                0                   0
                                                               ------------    ------------     ------------         -----------
   Total expenses                                                19,988,381       4,707,203        4,596,382             748,348
   Less: Expense reimbursement by investment adviser                      0               0                0             (54,821)
                                                               ------------    ------------     ------------         -----------
   Net expenses                                                  19,988,381       4,707,203        4,596,382             693,527
                                                               ------------    ------------     ------------         -----------
   Net investment loss                                          (17,189,268)     (3,451,724)      (3,052,084)           (527,148)
                                                               ------------    ------------     ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold in
   unaffiliated issuers                                         (47,487,045)        189,860       31,926,953          (9,733,897)
 Net realized gain on investments sold in "affiliated"
   issuers                                                       32,465,479               0       11,564,402                   0
 Change in net unrealized appreciation (depreciation)
   of investments                                               773,331,063     151,305,357      140,425,136          35,371,570
                                                               ------------    ------------     ------------         -----------
 Net gain on investments                                        758,309,497     151,495,217      183,916,491          25,637,673
                                                               ------------    ------------     ------------         -----------
 Net increase in net assets resulting from operations          $741,120,229    $148,043,493     $180,864,407         $25,110,525
                                                               ============    ============     ============         ===========


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                           Baron Asset Fund                      Baron Growth Fund

                                                    SIX MONTHS           FOR THE           SIX MONTHS            FOR THE
                                                       ENDED            YEAR ENDED           ENDED             YEAR ENDED
                                                     MARCH 31,         SEPTEMBER 30,        MARCH 31,         SEPTEMBER 30,
                                                       2002                2001               2002                2001
                                                 ---------------     ---------------     ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

 Net investment loss                             $   (17,189,268)    $   (43,595,929)    $    (3,451,724)    $    (4,070,446)

 Net realized gain (loss) on investments
   sold                                              (15,021,566)        311,387,202             189,860          43,033,118

 Net change in unrealized appreciation
   (depreciation) on investments                     773,331,063      (1,614,644,820)        151,305,357         (78,264,979)
                                                 ---------------     ---------------     ---------------     ---------------
 Increase (decrease) in net assets
   resulting from operations                         741,120,229      (1,346,853,547)        148,043,493         (39,302,307)
                                                 ---------------     ---------------     ---------------     ---------------
DIVIDENDS TO SHAREHOLDERS FROM:

 Net investment income                                         0                   0                   0                   0

 Net realized gain on investments                   (264,562,964)       (351,046,786)        (32,497,044)        (51,178,835)
                                                 ---------------     ---------------     ---------------     ---------------
                                                    (264,562,964)       (351,046,786)        (32,497,044)        (51,178,835)
                                                 ---------------     ---------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:

 Proceeds from the sale of shares                    248,430,315         571,556,532         402,113,590         231,960,050

 Net asset value of shares issued in
   reinvestment of dividends                         258,527,926         341,354,289          31,622,600          50,293,352

 Cost of shares redeemed                            (536,878,572)     (1,440,201,268)       (113,336,225)       (212,920,128)
                                                 ---------------     ---------------     ---------------     ---------------
 Increase (decrease) in net assets
   derived from capital share transactions           (29,920,331)       (527,290,447)        320,399,965          69,333,274

 Redemption fees                                               0                   0                   0                   0
                                                 ---------------     ---------------     ---------------     ---------------
 Net increase (decrease) in net assets               446,636,934      (2,225,190,780)        435,946,414         (21,147,868)

NET ASSETS:

 Beginning of period                               2,692,259,026       4,917,449,806         512,299,278         533,447,146
                                                 ---------------     ---------------     ---------------     ---------------
 End of period                                   $ 3,138,895,960     $ 2,692,259,026     $   948,245,692     $   512,299,278
                                                 ===============     ===============     ===============     ===============
ACCUMULATED NET INVESTMENT INCOME (LOSS)
  AT END OF PERIOD                               $   (17,189,268)    $             0     $    (3,451,724)    $             0
                                                 ===============     ===============     ===============     ===============
SHARES OF BENEFICIAL INTEREST:

 Shares sold                                           5,734,622          11,052,059          13,457,479           7,785,983

 Shares issued in reinvestment of
   dividends                                           6,328,702           6,241,632           1,133,834           1,813,635

 Shares redeemed                                     (12,414,744)        (27,972,217)         (3,862,255)         (7,286,928)
                                                 ---------------     ---------------     ---------------     ---------------
 NET INCREASE (DECREASE)                                (351,420)        (10,678,526)         10,729,058           2,312,690
                                                 ===============     ===============     ===============     ===============

                                                          Baron Small Cap Fund                Baron iOpportunity Fund

                                                    SIX MONTHS           FOR THE           SIX MONTHS           FOR THE
                                                      ENDED            YEAR ENDED            ENDED             YEAR ENDED
                                                     MARCH 31,        SEPTEMBER 30,         MARCH 31,         SEPTEMBER 30,
                                                      2002                 2001               2002                2001
                                                 ---------------     ---------------     ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

 Net investment loss                             $    (3,052,084)    $    (4,880,739)    $      (527,148)    $      (887,784)

 Net realized gain (loss) on investments
   sold                                               43,491,355          (1,015,726)         (9,733,897)        (84,390,381)

 Net change in unrealized appreciation
   (depreciation) on investments                     140,425,136        (144,949,679)         35,371,570          (7,011,563)
                                                 ---------------     ---------------     ---------------     ---------------
 Increase (decrease) in net assets
   resulting from operations                         180,864,407        (150,846,144)         25,110,525         (92,289,728)
                                                 ---------------     ---------------     ---------------     ---------------
DIVIDENDS TO SHAREHOLDERS FROM:

 Net investment income                                         0                   0                   0            (534,161)

 Net realized gain on investments                              0         (20,069,059)                  0                   0
                                                 ---------------     ---------------     ---------------     ---------------
                                                               0         (20,069,059)                  0            (534,161)
                                                 ---------------     ---------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:

 Proceeds from the sale of shares                    159,699,844         164,245,739           5,025,894          20,079,698

 Net asset value of shares issued in
   reinvestment of dividends                                   0          19,752,251                   0             525,510

 Cost of shares redeemed                            (125,946,988)       (306,732,103)        (10,131,303)        (42,342,678)
                                                 ---------------     ---------------     ---------------     ---------------
 Increase (decrease) in net assets
   derived from capital share transactions            33,752,856        (122,734,113)         (5,105,409)        (21,737,470)

 Redemption fees                                               0                   0               4,400              61,243
                                                 ---------------     ---------------     ---------------     ---------------
 Net increase (decrease) in net assets               214,617,263        (293,649,316)         20,009,516        (114,500,116)

NET ASSETS:

 Beginning of period                                 585,880,563         879,529,879          73,666,513         188,166,629
                                                 ---------------     ---------------     ---------------     ---------------
 End of period                                   $   800,497,826     $   585,880,563     $    93,676,029     $    73,666,513
                                                 ===============     ===============     ===============     ===============
ACCUMULATED NET INVESTMENT INCOME (LOSS)
  AT END OF PERIOD                               $    (3,052,084)    $             0     $      (527,148)    $             0
                                                 ===============     ===============     ===============     ===============
SHARES OF BENEFICIAL INTEREST:

 Shares sold                                          10,671,245          11,345,273             925,048           3,261,003

 Shares issued in reinvestment of
   dividends                                                   0           1,385,151                   0              72,988

 Shares redeemed                                      (8,575,361)        (21,364,383)         (1,893,891)         (6,780,089)
                                                 ---------------     ---------------     ---------------     ---------------
 NET INCREASE (DECREASE)                               2,095,884          (8,633,959)           (968,843)         (3,446,098)
                                                 ===============     ===============     ===============     ===============


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through investments in securities of smaller companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments that have internet-related growth opportunities.

(2) SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's.

(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(h) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(3) PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2002 were as follows:


FUND                                                  PURCHASES         SALES
----                                                  ---------         -----
Baron Asset Fund                                     $ 86,241,287   $406,650,366
Baron Growth Fund                                    $268,811,939   $ 48,707,219
Baron Small Cap Fund                                 $255,749,047   $193,629,484
Baron iOpportunity Fund                              $ 39,390,081   $ 43,100,449


(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 2002, BCI earned gross brokerage commissions as follows:

                                                                  GROSS
FUND                                                           COMMISSIONS
----                                                           -----------
Baron Asset Fund                                                $910,611
Baron Growth Fund                                               $319,427
Baron Small Cap Fund                                            $394,859
Baron iOpportunity Fund                                         $130,561

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(5) CAPITAL LOSS CARRYFORWARD. At September 30, 2001, Baron iOpportunity Fund had capital loss carryforwards expiring in 2009 of $23,974,628, which can be used to offset future capital gains.

(6) LINE OF CREDIT. The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 1.00% to 2.00% depending on the duration of the loan. A commitment fee of 0.10% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.

During the six months ended March 31, 2002, Baron Asset Fund had an average daily balance on the line of credit of $6,792,349 at a weighted average interest rate of 3.07%. At March 31, 2002, there were no loans outstanding under the line of credit.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(7) RESTRICTED SECURITIES.

A summary of the restricted securities held at March 31, 2002 follows:


BARON ASSET FUND                                       ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Valvino Lamore, LLC                                    04/17/01     $20,800,000
CONVERTIBLE PREFERRED STOCK
 Apollo International, Inc.                             07/21/99       1,500,012
 Somerford Corp. S-A Conv. Pfd.                         12/03/98       9,000,051
 XM Satellite Radio Hldgs., Inc. 8.25% Series C
  Conv. Pfd due 2012                                    07/07/00      12,287,498
CORPORATE BONDS
 Somerford Corp. 8.50% Sub. Conv. Deb Due 04/23/
  2006                                                  04/23/01       3,000,000
WARRANTS
 Corrections Corporation of America Warrants Exp
09/2005                                                 09/29/00       1,842,553
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $55,290,539)
  (1.54% of Net Assets)                                              $48,430,114
                                                                     ===========


BARON GROWTH FUND                                      ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Bingham Financial Services Corp.
 (Cost $1,399,995) (0.01% of Net Assets)                04/27/99     $    63,840
                                                                     ===========


BARON SMALL CAP FUND                                   ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Restoration Hardware, Inc.
 (Cost $2,730,000) (1.04% of Net Assets)                08/10/01     $ 8,312,500
                                                                     ===========


BARON iOPPORTUNITY FUND                                ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
CONVERTIBLE PREFERRED STOCK
 XM Satellite Radio Hldgs., Inc. 8.25% Series C
   Conv. Pfd due 2012
 (Cost $1,354,850) (0.85% of Net Assets)                07/07/00     $   793,107
                                                                     ===========

BARON FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(8) INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND

                       BALANCE OF          GROSS       GROSS SALES      BALANCE OF                                DIVIDEND
                     SHARES HELD ON      PURCHASES         AND        SHARES HELD ON        VALUE                  INCOME
  NAME OF ISSUER      SEP. 30, 2001    AND ADDITIONS    REDUCTIONS     MAR. 31, 2002    MAR. 31, 2002    OCT. 1, 2001-MAR. 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.         350,900                             900          350,000      $   21,157,500
Choice Hotels
  Intl., Inc.           7,000,000                       1,500,000        5,500,000         132,715,000
ChoicePoint, Inc.       5,100,000                         100,000        5,000,000         288,000,000
DeVry, Inc.             4,830,000                         530,000        4,300,000         129,559,000
DVI, Inc.               1,378,600                                        1,378,600          25,366,240
Education
  Management Corp.      2,000,000                         100,000        1,900,000          80,123,000
Ethan Allen
  Interiors, Inc.       2,040,000                         290,000        1,750,000                    **         $  152,000
Libbey, Inc.            2,740,000                          65,000        2,675,000         103,041,000              408,000
OM Group, Inc.          2,360,300                          10,300        2,350,000         169,905,000              637,281
Robert Half
  Intl., Inc.           9,550,000                       2,475,000        7,075,000                    **
Saga Comm., Inc.,
  Cl A                  3,664,752                           4,753        3,659,999          92,231,975
Seacor Smit, Inc.       1,575,000                                        1,575,000          77,175,000
Smart and Final,
  Inc.                  2,560,000                                        2,560,000          26,470,400
Sotheby's Hldgs.,
  Inc. Cl A            19,700,000                         400,000       19,300,000         309,765,000
Southern Union
  Co.                   3,045,000                         163,100        2,881,900          52,796,408
Sun Intl. Hotels,
  Ltd.                  2,403,500                           3,500        2,400,000          65,304,000
Vail Resorts,
  Inc. Cl A            10,045,600                         695,600        9,350,000         198,500,500
                                                                                        --------------           ----------
                                                                                        $1,772,110,023           $1,197,281
                                                                                        ==============           ==========

* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of March 31, 2002.

**  As of March 31, 2002, no longer an affiliate.



--------------------------------------------------------------------------------

BARON SMALL CAP FUND

                        BALANCE OF          GROSS       GROSS SALES      BALANCE OF                               DIVIDEND
                      SHARES HELD ON      PURCHASES         AND        SHARES HELD ON        VALUE                 INCOME
  NAME OF ISSUER       SEP. 30, 2001    AND ADDITIONS    REDUCTIONS     MAR. 31, 2002    MAR. 31, 2002   OCT. 1, 2001-MAR. 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Career Education
  Corp.@                 1,100,000        1,100,000       700,000         1,500,000                  **
Equity Marketing,
  Inc.                     500,000                                          500,000       $ 6,150,000
Restoration
  Hardware, Inc.         1,250,000          700,000       250,000         1,700,000        20,812,500
United Surgical
  Partners Intl.,
  Inc.                   1,000,900          299,100                       1,300,000        30,160,000
                                                                                          -----------              ------
                                                                                          $57,122,500                $0
                                                                                          ===========              ======

* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of March 31, 2002.
**  As of March 31, 2002, no longer an affiliate.
@   Received 1,100,000 shares from 2:1 stock split.

BARON FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(9) FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                               SIX MONTHS                           YEAR ENDED SEPTEMBER 30,
                                                  ENDED        -----------------------------------------------------------------
                                             MARCH 31, 2002      2001       2000        1999       1998        1997       1996
                                             --------------    --------   --------    --------   --------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD            $  40.22       $  63.35   $  51.57    $  39.96   $  47.43    $  35.50   $  29.30
                                                --------       --------   --------    --------   --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                       (0.26)         (0.65)     (0.76)      (0.30)      0.05       (0.14)     (0.06)
Net realized and unrealized gains
(losses) on investments                            11.25         (17.87)     12.53       11.94      (7.52)      12.11       6.29
                                                --------       --------   --------    --------   --------    --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                10.99         (18.52)     11.77       11.64      (7.47)      11.97       6.23
                                                --------       --------   --------    --------   --------    --------   --------
LESS DISTRIBUTIONS
Dividends from net investment income                0.00           0.00       0.00       (0.04)      0.00        0.00       0.00
Distributions from net realized gains              (4.07)         (4.61)      0.00        0.00       0.00       (0.04)     (0.03)
                                                --------       --------   --------    --------   --------    --------   --------
   TOTAL DISTRIBUTIONS                             (4.07)         (4.61)      0.00       (0.04)      0.00       (0.04)     (0.03)
                                                --------       --------   --------    --------   --------    --------   --------
Capital contribution                                0.00           0.00       0.01        0.01       0.00        0.00       0.00
                                                --------       --------   --------    --------   --------    --------   --------
NET ASSET VALUE, END OF PERIOD                  $  47.14       $  40.22   $  63.35    $  51.57   $  39.96    $  47.43   $  35.50
                                                ========       ========   ========    ========   ========    ========   ========
   TOTAL RETURN                                     28.9%         (31.2%)     22.8%#      29.2%*    (15.7%)      33.8%      21.3%
                                                --------       --------   --------    --------   --------    --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of period         $3,138.9       $2,692.3   $4,917.4    $5,863.1   $4,410.5    $3,224.5   $1,166.1
Ratio of total expenses to average net
assets                                              1.36%**        1.37%      1.36%       1.31%      1.32%       1.35%      1.40%
Less: Ratio of interest expense to
average net assets                                 (0.01%)**      (0.01%)    (0.03%)      0.00%      0.00%       0.00%      0.00%
                                                --------       --------   --------    --------   --------    --------   --------
Ratio of operating expenses to average
net assets                                          1.35%**        1.36%      1.33%       1.31%      1.32%       1.35%      1.40%
                                                ========       ========   ========    ========   ========    ========   ========
Ratio of net investment income (loss) to
average net assets                                 (1.17%)**      (1.14%)    (1.09%)     (0.57%)     0.11%      (0.52%)    (0.29%)
Portfolio turnover rate                             2.96%          4.33%      2.51%      15.64%     23.43%      13.23%     19.34%

                                              YEAR ENDED SEPTEMBER 30,
                                             --------------------------
                                              1995      1994      1993
                                             ------    ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD         $22.82    $21.91   $ 16.20
                                             ------    ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (0.09)    (0.14)    (0.13)
Net realized and unrealized gains
(losses) on investments                        7.23      1.82      6.00
                                             ------    ------   -------
   TOTAL FROM INVESTMENT OPERATIONS            7.14      1.68      5.87
                                             ------    ------   -------
LESS DISTRIBUTIONS
Dividends from net investment income           0.00      0.00      0.00
Distributions from net realized gains         (0.66)    (0.77)    (0.16)
                                             ------    ------   -------
   TOTAL DISTRIBUTIONS                        (0.66)    (0.77)    (0.16)
                                             ------    ------   -------
Capital contribution                           0.00      0.00      0.00
                                             ------    ------   -------
NET ASSET VALUE, END OF PERIOD               $29.30    $22.82   $ 21.91
                                             ======    ======   =======
   TOTAL RETURN                                32.3%      8.0%     36.5%
                                             ------    ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of period      $290.0    $ 80.3   $  59.9
Ratio of total expenses to average net
assets                                         1.44%     1.59%     1.85%
Less: Ratio of interest expense to
average net assets                             0.00%     0.00%     0.00%
                                             ------    ------   -------
Ratio of operating expenses to average
net assets                                     1.44%     1.59%     1.85%
                                             ======    ======   =======
Ratio of net investment income (loss) to
average net assets                            (0.55%)   (0.71%)   (0.69%)
Portfolio turnover rate                       35.15%    55.87%   107.94%

# Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.
**  Annualized

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(9) FINANCIAL HIGHLIGHTS (continued)

BARON GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                               SIX MONTHS                         YEAR ENDED SEPTEMBER 30,
                                                  ENDED        ---------------------------------------------------------------
                                             March 31, 2002     2001     2000      1999     1998      1997     1996     1995*
                                             --------------    ------   ------    ------   ------    ------   ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD             $27.18        $32.26   $29.06    $20.32   $24.89    $18.40   $14.77    $10.00
                                                 ------        ------   ------    ------   ------    ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      (0.12)        (0.22)   (0.26)    (0.04)    0.06      0.06     0.11      0.04
Net realized and unrealized gains
(losses) on investments                            6.64         (1.67)    5.34      8.82    (4.56)     6.68     3.66      4.73
                                                 ------        ------   ------    ------   ------    ------   ------    ------
   TOTAL FROM INVESTMENT OPERATIONS                6.52         (1.89)    5.08      8.78    (4.50)     6.74     3.77      4.77
                                                 ------        ------   ------    ------   ------    ------   ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income               0.00          0.00     0.00     (0.04)   (0.02)    (0.09)   (0.04)     0.00
Distributions from net realized gains             (1.64)        (3.19)   (1.88)     0.00    (0.05)    (0.16)   (0.10)     0.00
                                                 ------        ------   ------    ------   ------    ------   ------    ------
   TOTAL DISTRIBUTIONS                            (1.64)        (3.19)   (1.88)    (0.04)   (0.07)    (0.25)   (0.14)     0.00
                                                 ------        ------   ------    ------   ------    ------   ------    ------
NET ASSET VALUE, END OF PERIOD                   $32.06        $27.18   $32.26    $29.06   $20.32    $24.89   $18.40    $14.77
                                                 ======        ======   ======    ======   ======    ======   ======    ======
   TOTAL RETURN                                    24.9%         (6.1%)   18.6%     43.2%   (18.1%)    37.1%    25.8%     47.7%
                                                 ------        ------   ------    ------   ------    ------   ------    ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of period          $948.2        $512.3   $533.4    $439.4   $315.6    $390.8   $207.2    $ 28.6
Ratio of total expenses to average net
assets                                             1.34%**       1.36%    1.36%     1.40%    1.43%     1.40%    1.54%     1.99%**
Less: Ratio of interest expense to
average net assets                                 0.00%**       0.00%    0.00%    (0.03%)  (0.06%)    0.00%    0.00%    0.00%
                                                 ------        ------   ------    ------   ------    ------   ------    ------
Ratio of operating expenses to average
net assets                                         1.34%**       1.36%    1.36%     1.37%    1.37%     1.40%    1.54%     1.99%**
                                                 ======        ======   ======    ======   ======    ======   ======    ======
Ratio of net investment income (loss) to
average net assets                                (0.98%)**     (0.79%)  (0.78%)   (0.20%)   0.21%     0.37%    1.20%     1.13%**
Portfolio turnover rate                            8.24%        34.94%   39.00%    53.36%   40.38%    25.17%   40.27%    40.56%

* For the period January 3,1995 (Commencement of Operations) to September 30, 1995.
**  Annualized.
    The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995.
    The expense offset amounts are included in expense data above.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(9) FINANCIAL HIGHLIGHTS (CONTINUED)

BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                                SIX MONTHS           YEAR ENDED SEPTEMBER 30,
                                                                                  ENDED         -----------------------------------
                                                                              MARCH 31, 2002    2001      2000      1999      1998
                                                                              --------------   ------    ------    ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $12.69       $16.05    $13.37    $ 8.61   $ 10.00
                                                                                  ------       ------    ------    ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                                (0.06)       (0.11)    (0.16)    (0.10)   (0.02)
Net realized and unrealized gains (losses) on investments                           3.95        (2.87)     2.84      4.86     (1.37)
                                                                                  ------       ------    ------    ------   -------
   TOTAL FROM INVESTMENT OPERATIONS                                                 3.89        (2.98)     2.68      4.76     (1.39)
                                                                                  ------       ------    ------    ------   -------
LESS DISTRIBUTIONS
Dividends from net investment income                                                0.00         0.00      0.00      0.00      0.00
Distributions from net realized gains                                               0.00        (0.38)     0.00      0.00      0.00
                                                                                  ------       ------    ------    ------   -------
   TOTAL DISTRIBUTIONS                                                              0.00        (0.38)     0.00      0.00      0.00
                                                                                  ------       ------    ------    ------   -------
NET ASSET VALUE, END OF PERIOD                                                    $16.58       $12.69    $16.05    $13.37   $  8.61
                                                                                  ======       ======    ======    ======   =======
   TOTAL RETURN                                                                     30.7%       (18.8%)    20.0%     55.3%    (13.9%
                                                                                  ------       ------    ------    ------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of period                                           $800.5       $585.9    $879.5    $715.7   $ 403.7
Ratio of expenses to average net assets                                             1.36%**      1.35%     1.33%     1.34%     1.39%
Ratio of net investment loss to average net assets                                 (0.90%)**    (0.68%)   (0.90%)   (0.99%)   (0.20%
Portfolio turnover rate                                                            31.46%       55.77%    53.18%    42.69%    59.68%

**  Annualized


BARON iOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                                                              FOR THE PERIOD
                                                                  SIX MONTHS         FOR THE YEAR            FEBRUARY 29, 2000
                                                                     ENDED              ENDED          (COMMENCEMENT OF OPERATIONS)
                                                                MARCH 31, 2002    SEPTEMBER 30, 2001        SEPTEMBER 30, 2000
                                                                --------------    ------------------   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 4.09             $  8.76                    $10.00
                                                                    ------             -------                    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                         (0.03)              (0.05)                     0.03
Net realized and unrealized gains (losses) on investments             1.43               (4.59)                    (1.28)
                                                                    ------             -------                    ------
   TOTAL FROM INVESTMENT OPERATIONS                                   1.40               (4.64)                    (1.25)
                                                                    ------             -------                    ------
LESS DISTRIBUTIONS
Dividends from net investment income                                  0.00               (0.03)                     0.00
Distributions from net realized gains                                 0.00                0.00                      0.00
                                                                    ------             -------                    ------
   TOTAL DISTRIBUTIONS                                                0.00               (0.03)                     0.00
REDEMPTION FEES ADDED TO PAID IN CAPITAL                              0.00*               0.00*                     0.01
                                                                    ------             -------                    ------
NET ASSET VALUE, END OF PERIOD                                      $ 5.49             $  4.09                    $ 8.76
                                                                    ======             =======                    ======
   TOTAL RETURN @                                                     34.2%              (53.1%)                   (12.4%)
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of period                             $ 93.7             $  73.7                    $188.2
Ratio of total expenses to average net assets                         1.62%**             1.55%                     1.53%**
Less: Expense reimbursement by investment adviser                    (0.12%)**           (0.05%)                   (0.03%)**
                                                                    ------             -------                    ------
Ratio of net expenses to average net assets                           1.50%**             1.50%                     1.50%**
                                                                    ======             =======                    ======
Ratio of net investment income (loss) to average net assets          (1.14%)**           (0.75%)                    0.46%**
Portfolio turnover rate                                              49.42%             123.30%                    31.47%


*   Less than $0.01 per share.
**  Annualized.
@ The total returns would have been lower had certain expenses not been reduced during the periods shown.

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